UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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☑ Definitive Proxy Statement
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PROXYMED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2006
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1
RECOMMENDATION
INFORMATION REGARDING THE NOMINEES AND EXECUTIVE OFFICERS
INFORMATION REGARDING OUR BOARD OF DIRECTORS AND BOARD COMMITTEES
REPORT OF THE AUDIT COMMITTEE THIS SECTION IS NOT “SOLICITING MATERIAL,” IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF OURS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES AND EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2
RECOMMENDATION
PROPOSAL 3
RECOMMENDATION
PROPOSAL 4
RECOMMENDATION
PERFORMANCE GRAPH
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
APPENDIX C
EXHIBIT “A”
SCHEDULE I
NOTICE OF EXERCISE
APPENDIX D

ProxyMed, Inc.
1854 SHACKLEFORD COURT, SUITE 200
NORCROSS, GEORGIA 30093
(770) 806-9918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of ProxyMed, Inc., a Florida corporation d/b/a MedAvant Healthcare Solutions, (“MedAvant,” “we,” or “us”) will be held on Thursday, June 1, 2006, at 9:00 a.m., Eastern Daylight Savings time, at MedAvant’s corporate offices located at 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1) The election of six persons to the Board of Directors to serve until the next Annual Meeting of Shareholders or until election and qualification of their respective successors;

(2) Approval of an amendment to our 2002 Stock Option Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,350,000 to 1,920,132;

(3) Approval of our 2006 Outside Director Stock Option Plan;

(4) Ratification and approval of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the 2006 fiscal year; and

(5) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote IN FAVOR OF proposals 1, 2, 3 and 4 and that you allow our representative to vote the shares represented by your proxy as recommended by the Board of Directors.

Pursuant to our Bylaws, the Board of Directors has fixed the close of business on April 6, 2006, as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting.

A FORM OF PROXY AND OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 ARE ENCLOSED. YOUR VOTE IS VERY IMPORTANT. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Braden R. Kelly
Braden R. Kelly,
Acting Chairman of the Board of Directors

April 25, 2006
Norcross, Georgia

ProxyMed, Inc.
1854 SHACKLEFORD COURT, SUITE 200
NORCROSS, GEORGIA 30093
(770) 806-9918

PROXY STATEMENT

TIME, DATE AND PLACE OF ANNUAL MEETING

The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation d/b/a MedAvant Healthcare Solutions, for use at the Annual Meeting of Shareholders to be held on Thursday, June 1, 2006, at 9:00 a.m., Eastern Standard Time, at our corporate offices located at 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093. The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is April 28, 2006. The form of proxy provides a space for you to record your vote for each proposal. You are urged to indicate your vote on each matter in the space provided; any item not voted upon by you will be voted by the persons named in the proxies at the meeting (i) FOR the election of six (6) persons to the Board of Directors as set forth below; (ii) FOR the approval of an amendment to our 2002 Stock Option Plan (the “2002 Plan”) to increase the number of shares of our Common Stock available for issuance under the 2002 Plan from 1,350,000 to 1,920,132 (iii) FOR the approval of our 2006 Outside Director Stock Option Plan (the “Director Plan”); (iv) FOR the ratification and approval of Deloitte & Touche LLP as our independent registered public accounting firm for the 2006 fiscal year; and (iv) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please complete the proxy card, sign, date and return the proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

The cost of this proxy solicitation will be borne by us. Solicitations of proxies by mail may be supplemented by telephone, telegram, facsimile, personal or electronic solicitation by directors, officers or our regular employees. No additional compensation will be paid to such persons for such activities. We estimate that the cost of this proxy solicitation will be approximately $33,000 including shareholder verification, printing of materials and distribution costs.

Only shareholders of record at the close of business on April 6, 2006 (“Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had issued and outstanding 13,203,702 shares of Common Stock and 13,333 voting shares of Common Stock represented by Series C 7% Convertible Preferred Stock (“Series C Preferred Stock”), all of which are entitled to vote at the Annual Meeting. If you are a holder of record of our Common Stock at the close of business on April 6, 2006, you are entitled to one vote for each share of our Common Stock you hold, and if you are a holder of our Series C Preferred Stock at the close of business on April 6, 2006, you are entitled to one vote for each share of our Common Stock into which your Series C Preferred Stock is convertible on such date, in each case, for each matter submitted to a vote of our shareholders. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of our Common Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of whom is elected by a plurality.

All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares represented by proxy will be voted as recommended by the Board of Directors. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are not counted for the purpose of determining whether the proposal has been approved.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE (I) BY DELIVERING A WRITTEN NOTICE TO OUR ASSISTANT SECRETARY AT THE NORCROSS ADDRESS STATED ABOVE; (II) BY COMPLETING, EXECUTING, DATING AND DELIVERING A LATER-DATED PROXY; OR (III) BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS YOU REVOKE YOUR PROXY PRIOR TO ITS USE IN ONE OF THE THREE FOREGOING WAYS, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information to our knowledge or as reported to us regarding the beneficial ownership of our Common Stock as of April 20, 2006, with respect to (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock, including options and warrants exercisable within sixty days; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission (“SEC”). The calculation of the percentage of outstanding shares is based on 13,203,702 shares outstanding as of April 6, 2006.

		% of
Name and Address(1)	# of Shares(2)	Class

William L. Bennett(3)	25,518	*
Edwin M. Cooperman(4)	51,499	*
Gregory J. Eisenhauer, CFA(5)	0.00	*
Michael S. Falk(6)	2,639,006	20.9%
John Paul Guinan(7)	0.00	*
Nancy J. Ham(8)	103,751	2.16%
Lonnie W. Hardin(9)	29,015	*
Thomas E. Hodapp(10)	45,358	*
Michael K. Hoover(11)	143,303	3.8%
Braden R. Kelly(22)	3,420,761	28.0%
Jeffrey L. Markle(13)	22,144	*
Kevin M. McNamara(14)	136,250	2.67%
Eugene R. Terry(15)	42,291	*
John G. Lettko(16)	153,353	4.0%
Douglas J. O’Dowd(17)	2,663	*
David E. Oles(18)	20,384	*
General Atlantic LLC(12)	3,381,802	26.8%
PVC Funding Partners, LLC(6)(19)	2,080,115	16.5%
830 Third Avenue
New York, NY 10022
FMR Corporation(20)	425,400	3.345%
1 Federal Street
Boston, MA 02110
All directors and officers	6,383,815	48.3%
As a group (16 persons)(21)

*	Less than 1%

(1)	The address for each person, unless otherwise noted, is 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093.

(2)	In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from December 31, 2005, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(3)	Represents 20,153 shares held of record, including 99 shares held in trust for Mr. Bennett’s children and 5,365 shares issuable upon the exercise of stock options exercisable within 60 days.

(4)	Includes 9,000 shares held of record and 42,499 shares issuable upon the exercise of stock options exercisable within 60 days.

(5)	Includes 33,334 shares issuable upon the exercise of stock options exercisable within 60 days, which has expired.

(6)	Includes 2,615,047 shares held of record by Michael Falk, family members, family trusts and related parties and 23,959 shares issuable upon the exercise of stock options and warrants exercisable within 60 days. The shares hold of record include (i) 19,431 shared held of record by Commonwealth Associates, LP for which Mr. Falk is a control person; (ii) 6,741 shares held of record by ComVest Venture Partners, LP for which Mr. Falk is a managing member; (iii) 112,281 shares held of record by ComVest Venture Partners, LP for which Mr. Falk is a managing partner; (iv) 248,446 shares held of record and 2,822 shares issuable upon the exercise of warrants exercisable within 60 days by Commonwealth Liquidation, LLC for which Mr. Falk is a controlling member; (v) 530 shares held of record by Commonwealth Associates Group Holding, LLC of which Mr. Falk is the chairman and a principal member; and (vi) 2,080,115 shares held of record by PVC Funding Partners, LLC which is managed by Commonwealth Associates, LP and ComVest Venture Partners, LLC. Mr. Falk disclaims beneficial ownership in all of these affiliated entities to the extent owned by third-party investors.

(7)	Includes 67 shares held of record and 43,865 shares issuable upon the exercise of stock options exercisable within 60 days, which has expired.

(8)	Includes 4,583 shares held of record and 99,168 shares issuable upon the exercise of stock options exercisable within 60 days.

(9)	Includes 29,015 shares issuable upon exercise of stock options exercisable within 60 days.

(10)	Includes 3,067 shares held of record and 42,291 shares issuable upon exercise of stock options exercisable within 60 days.

(11)	Includes 143,303 shares held of record and 416,121 shares issuable upon exercise of stock options exercisable within 60 days.

(12)	Includes the following shares of our Common Stock held by the following General Atlantic entities: (i) 1,166,184 shares owned by General Atlantic Partners 77, L.P. (“GAP 77”); (ii) 1,741,258 shares owned by General Atlantic Partners 74, L.P. (“GAP 74”); (iii) 236,441 shares owned by GAP Coinvestments Partners II, L.P. (“GAPCO II”); (iv) 63,943 shares owned by GAP Coinvestments III, LLC (“GAPCO III”); (v) 15,930 shares owned by GAP Coinvestments IV, LLC; (vi) 4,782 shares owned by GAPCO Management; and (vi) 153,264 shares owned by GapStar, LLC. General Atlantic LLC (“GA LLC”) is the general partner of GAP 74 and GAP 77 and the sole member of GapStar. The general partners of GAPCO II are Managing Directors of GA LLC. The Managing Members of each of GAPCO III and GAPCO IV are Managing Directors of GA LLC. The general partner of GAPCO KG is GAPCO Management GmbH (“Management GmbH” and, together with GAP 74, GAP 77, GapStar, GAPCO II, GAPCO III, GAPCO IV, GAPCO KG and GA LLC, the “GA Group”). The Managing Directors of GA LLC control the voting and investment power over the shares of Common Stock held by GAPCO KG. The GA Group is a “group” within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended. Mr. Kelly is a Managing Director of GA LLC, a general partner of GAPCO II and a managing member of GAPCO III and GAPCO IV. Mr. Kelly disclaims beneficial ownership of the shares held by GAP 74, GAP 77, GapStar, GAPCO II, GAPCO III, GAPCO IV and GAPCO KG, except to the extent of his pecuniary interest therein. Mr. Kelly has no pecuniary interest in the shares held by GAPCO KG. The address of the GA Group (other than GAPCO KG and Management GmbH) is c/o General Atlantic Service Company, LLC, 3 Pickwick Plaza, Greenwich, CT 06830. The address of GAPCO KG and Management GmbH is c/o General Atlantic GmbH, Koenigsallee 62, 40212 Duesseldorf, Germany.

(13)	Includes 22,144 shares held of record.

(14)	Includes 136,250 shares issuable upon exercise of stock options exercisable within 60 days.

(15)	Includes 42,291 shares issuable upon exercise of stock options exercisable within 60 days.

(16)	Includes 77,520 shares held of record and 75,833 stock options exercisable within 60 days.

(17)	Includes 1,685 shares held of record and 978 stock options exercisable within 60 days.

(18)	Includes 50 shares held of record and 20,334 stock options exercisable within 60 days.

(19)	Includes 2,080,115 shares held of record as reported under Form 13D filed on March 2, 2004.

(20)	Includes 425,400 shares held of record as reported under Form 13G/A filed on October 11, 2005.

(21)	Includes 6,383,815 shares held of record by the officers and directors and their related parties and 930,288 shares issuable upon exercise of stock options and warrants exercisable in 60 days.

(22)	See footnote 12. Also includes 38,959 shares issuable upon exercise of stock options exercisable in 60 days by Mr. Kelly. The address of Mr. Kelly is 228 Hamilton Avenue, Palo Alto, CA 94301.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Restated Articles of Incorporation, as amended, provides for one class of directors. Our Bylaws provide that the total number of directors shall be determined by resolution adopted by the affirmative vote of a majority of the Board of Directors, and that the total number of directors may not be less than one nor more than eight, with each director holding office until the next annual meeting of shareholders or until a successor is duly elected, or until such director’s resignation. As of the date of this Proxy Statement, the Board of Directors has set the number of directors to serve on the Board at eight. Directors elected to fill vacancies hold office for a term expiring at the next Annual Meeting. We currently have six directors, since Mr. Bennett, passed away on January 23, 2006. Additionally, Mr. McNamara resigned from the Board effective January 31, 2006. The Board has accepted the Corporate Governance and Nominating Committee’s recommendation to the Board that the open positions be held open to allow the Corporate Governance and Nominating Committee to provide input into selection of new independent directors to fill each of the vacancies on our current Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The following nominees may be elected by plurality vote:

Edwin M. Cooperman
Thomas E. Hodapp
Eugene R. Terry
James H. McGuire
Braden R. Kelly
John G. Lettko

All properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated therein. If no such instructions are indicated, shares represented by such proxy, will be voted in favor of the six nominees listed above. Should any nominee named herein become unable for any reason to stand for election as our director, our representative named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. We know of no reason why any of the nominees will be unavailable or unable to serve. The names of the nominees, their principal occupations during the past five years, other directorships held and certain other information are set forth below.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL OUR 2007 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING THE NOMINEES AND EXECUTIVE OFFICERS

Directors and Corporate Officers

MedAvant’s directors, director nominees and executive officers, as of December 31, 2005, are as follows:

Name	Age	Position

Eric D. Arnson	34	Executive Vice President, Product Management
Cynthia Bird(6)	51	Executive Vice President, Information Technology
William L. Bennett(1)(3)	56	Director
Christopher K. Carter(7)	49	Executive Vice President, Sales and Account Management
Edwin M. Cooperman(2)	62	Director
Douglas J. O’Dowd	40	Executive Vice President, Chief Financial Officer and Treasurer
Lonnie W. Hardin	50	Executive Vice President, Operations
Thomas E. Hodapp(1)(2)(3)	46	Director
Braden R. Kelly(2)(4)	35	Director and Interim Chairman of the Board
John G. Lettko	48	Chief Executive Officer, President and Director
James H. McGuire(1)(3)	62	Director
Kevin M. McNamara(4)	49	Chairman of the Board
Allison W. Myers	28	Executive Vice President, Human Resources
David E. Oles(5)	45	Executive Vice President, General Counsel and Secretary
Emily J. Pietrzak	29	Executive Vice President, Marketing and Communications
Eugene R. Terry(1)(3)	67	Director

(1)	Member of the Audit Committee, the Chairman of which was Mr. Bennett until his death on January 23, 2006. Mr. Terry has served as interim Chairman of the Audit Committee since Mr. Bennett’s passing. Mr. McGuire became an interim member of the Audit Committee in January 2006 upon the death of Mr. Bennett.

(2)	Member of the Compensation Committee, the Chairman of which is Mr. Cooperman.

(3)	Member of Nominating Committee, the Chairman of which is Mr. Terry.

(4)	Resigned in January, 2006, upon which Mr. Kelly became acting Chairman.

(5)	Resigned in January, 2006.

(6)	Resigned in April, 2006.

(7)	Resigned in March, 2006.

Eric D. Arnson joined us in December 1998 in conjunction with our acquisition of Key Communications Service, Inc. Mr. Arnson served as our Vice President and General Manager of Lab Services from January 2003 to August 2005. From August 2005 through present, he has served as our Executive Vice President, Product Management. From 1998 to 2003, Mr. Arnson held a number of positions within MedAvant including Product Manager, Vice President of Corporate Marketing and Vice President of Operations for Laboratory Services. Mr. Arnson holds a BS degree in marketing from the Indiana University School of Business.

William L. Bennett was appointed as one of our directors in March 2004 in connection with our acquisition of PlanVista. Mr. Bennett passed away on January 23, 2006. From January 1998 to March 2004, Mr. Bennett was the Vice Chairman of the Board of PlanVista. Mr. Bennett served as the Chairman of the Board of PlanVista from December 1994 to December 1997 and had been a director since August 1994. From February 2000 to January 2006, Mr. Bennett was a partner and Director of Global Recruiting and Managing Director of Monitor Company Group, L.P., a strategy consulting firm and merchant bank. From May 1991 to May 2001, he was a director of Allegheny Energy, Inc., an electric utility holding company. Until March 1995, Mr. Bennett served as Chairman and Chief Executive officer of Noel Group, Inc., a publicly traded company that held controlling interests in small to medium-sized operating companies. Mr. Bennett was also a director of Sylvan, Inc., a publicly traded company that produces mushroom spawn and fresh mushrooms.

Cynthia Bird joined us in July 2005 and served as our Executive Vice President, Information Technology until her resignation, effective April 11, 2006. From July 2002 to July 2005, Ms. Bird served as a consultant to Viewpointe, a bank consortium providing paper and electronic check processing, archival and image exchange services to the financial industry, and to IBM to interface with IBM Global Operations in support of all technology changes in the Viewpointe Archive Services environment. In 2000, Ms. Bird co-founded Bridge-IT, a telecommunications and business consulting firm in Chapel Hill, North Carolina, and served as its president until 2002. From 1986 to 1998, Ms. Bird served in her final capacity as Director of Business Development at Digital Equipment Corp., where she initiated outsourcing management services, managed operational engineering, directed international technical support and network management teams, and developed and implemented its global video teleconferencing networks and international integrated broadband network backbone. Prior to joining Digital Equipment Corp., Ms. Bird held technical design and management positions with AT&T, Hartford Insurance and ROLM. Ms. Bird received a BS degree in business administration and organizational development from the University of New Hampshire.

Christopher K. Carter joined us in June 2005 and served as Executive Vice President, Sales and Account Management until his resignation effective March 31, 2006. Prior to joining us, Mr. Carter spent 25 years directing operations, product and account management for technology and financial services companies across the globe. From March 2001 to June 2005, Mr. Carter served as Director of Image Sharing and Exchange at Viewpointe, a bank consortium providing paper and electronic check processing, archival and image exchange services to the financial industry. From November 1999 to March 2001, Mr. Carter served as Global Operations Director for Cognotec, a web-based FX trading system provider, where he established the operations division, as well as managed staff in Dublin, London, Tokyo, New York and Sydney. Mr. Carter also worked at ADP’s Electronic Financial Services Group, eventually EDS’ Consumer Network Services, from 1987 to 1999, serving in account and product management roles, e-commerce and global business development before becoming Division Vice President and General Manager. Prior to that, Mr. Carter helped establish the Georgia Credit Union Affiliates after working at US Central Credit Union. Mr. Carter received a BBA degree in accounting from the University of Wisconsin-Madison in 1979.

Edwin M. Cooperman has served as our director since July 2000. He is a principal of T.C. Solutions, a privately-held investment and financial services consulting firm. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies, as well as expanding the Travelers Bank Group’s credit card portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman served at American Express where he became Chairman and Co-Chief Executive of Travel Related Services, North America. Mr. Cooperman is also a director of Grannum Value Mutual Fund.

Lonnie W. Hardin joined us in November 1997 in connection with our acquisition of US Health Data Interchange, Inc. Since November 2005, he has served as Executive Vice President, Operations, and from October 2000 until November 2005, he served as Senior Vice President of Payer Services. From November 1997 to October 2000, Mr. Hardin served as the Senior Vice President of Field Claims Operations. Prior to joining us, Mr. Hardin was employed by US Health Data Interchange, Inc. from 1991 through 1997, during which time he held the positions of Vice President — Sales/Marketing and General Manager. Mr. Hardin is currently on the Board of Directors for the Electronic Healthcare Network Accreditation Commission and the Association for Electronic Health Care Transaction.

Thomas E. Hodapp has served as a director for us since July 2000. In 1999, Mr. Hodapp founded Access Capital Management, a private banking and management firm dedicated to providing financial and strategic advisory services to select, early stage private healthcare and information technology companies. From 1992 to 1998, Mr. Hodapp was a Managing Director for Robertson Stephens & Company, LLC, a leading international investment banking firm, overseeing the firm’s Healthcare Managed Care Research Group, with a focus on the managed care, practice management and healthcare information services industries. From 1988 to 1992, he was with Montgomery Medical Ventures, a venture firm focused on the biotechnology, medical device and healthcare service fields. MMV I and II actively managed long-term investments in over 40 early stage companies, many of which the firm was involved in co-founding. Prior to that, Mr. Hodapp researched the healthcare industry as an industry analyst with Goldman, Sachs & Company, S.G. Warburg Securities and Volpe & Covington. Additionally, Mr. Hodapp has been published in a number of major financial and healthcare industry journals and publications, was a two-time selection to the Wall Street Journal Research Analyst All-Star Team, and is a frequent speaker at national healthcare investment and strategy forums.

Braden R. Kelly was appointed as a director in April 2002 and elected acting chairman in February 2006. Mr. Kelly is a Managing Director of General Atlantic, LLC, a leading global private equity firm providing capital for innovative companies where information technology or intellectual property is a key driver of growth, and he has been with General Atlantic since 1995. Prior to joining General Atlantic, Mr. Kelly was a member of the Mergers, Acquisitions, and Restructurings Department at Morgan Stanley & Co. He also serves as a director of Eclipsys Corporation, HEALTHvision, Inc. and Schaller Anderson, Incorporated. Mr. Kelly received his BA in Finance and Business Economics from the University of Notre Dame.

John G. Lettko was appointed as our Chief Executive Officer in May 2005 and as our President in October 2005. Prior to joining us, he served as Chief Executive Officer from February 2001 to February 2005 and as Chairman of the Board from January 2002 through February 2005 for Viewpointe Archive Services, a bank consortium providing paper and electronic check processing, archival and image exchange services to the financial industry. From October 1999 to February 2001, Mr. Lettko served as president of Xpede, Inc., a software provider to bank lenders, where he led the sales, marketing, business development and investor relations functions. Prior to that, Mr. Lettko spent 10 years at Electronic Data Systems, a Global IT outsourcing company, where he managed global accounts in Asia, Europe and the Americas. Mr. Lettko also held key positions at the Progressive Companies and Fleet National Bank, where he played central roles in the formation of several regional ATM networks. Mr. Lettko holds an MBA in Finance and Management Information Systems from State University of New York at Albany and a BS from Union College.

James H. McGuire was appointed as a director in September 2005. Since 1992, Mr. McGuire has been the President of NJK Holding Corporation, a privately-held investment company that has invested in a broad spectrum of industries including financial services, health care, litigation services, certification/training, and publishing. His background includes both commercial banking and the computer and software industry. He spent 12 years with Control Data Corporation where he was a Vice President in the Peripherals Company. Mr. McGuire is a director of Digital Insight Corporation, a leading online banking provider for financial institutions, and served as Chairman of the Board from its inception in 1997 until June 1999. Mr. McGuire also has been a director since 1995 of Laureate Education Inc., a higher education company. Laureate was formerly Sylvan Learning Systems, Inc. Mr. McGuire received his BA in finance from the University of Notre Dame.

Kevin M. McNamara was appointed as a director in September 2002 and served as Chairman of the Board from December 2004 until January 2006. He also served as Interim Chief Executive Officer from January 2005 to May 2005. Mr. McNamara resigned from the Board in January 2006 to focus on his newly evolving responsibilities with his current employer. Mr. McNamara is currently a board member of HCCA International, Inc., a healthcare management and recruitment company. In April, 2005, he became the Chief Financial Officer of Healthspring, Inc. f/k/a Newquest. Healthspring Inc. is an HMO that focuses mainly on providing health coverage to medical beneficiaries. From November 1999 until February 2001, Mr. McNamara served as Chief Executive Officer and a director of Private Business, Inc., a provider of electronic commerce solutions that helps community banks provide accounts receivable financing to their small business customers. From 1996 to 1999, Mr. McNamara served as Senior Vice President and Chief Financial Officer of Envoy. Before joining Envoy, he served as president of NaBanco Merchant Services Corporation, then one of the world’s largest merchant credit card processors. Mr. McNamara currently serves on the Board of Directors of Luminex Corporation, a medical device company, and Comsys IT Partners, an information technology staffing company, as well as several private companies. He is a Certified Public Accountant and holds a BS in Accounting from Virginia Commonwealth University and a Masters in Business Administration from the University of Richmond.

Allison W. Myers joined us in June 2005 as part of a strategic task force focused on improving us and currently serves as our Executive Vice President of Human Resources. Prior to joining us, Ms. Myers served from 2001 to 2005 for Viewpointe, a bank consortium providing electronic check processing services to the financial industry. During her tenure at Viewpointe, Ms. Myers specialized in facilities management, vendor relationships and organizational management. Ms. Myers received a BS in communications from Texas A&M University in College Station, Texas.

Douglas J. O’Dowd joined us in March 2004 upon our acquisition of PlanVista Corporation. Mr. O’Dowd was named our Interim Chief Financial Officer in August 2005 and as our Chief Financial Officer in October 2005. While at PlanVista, Mr. O’Dowd held the position of Vice President and Controller from April 2002 until August 2005. From December 1999 to April 2002, Mr. O’Dowd served as Chief Financial Officer of NexTrade Holdings, Inc., a privately held corporation that is one of six electronic communications networks approved by the United States Securities and Exchange Commission. Prior to NexTrade, Mr. O’Dowd served as corporate controller from December 1996 to December 1999 of JLM Industries, Inc., a publicly traded petrochemical manufacturer and distributor worldwide, where he led the company’s initial public offering. Mr. O’Dowd began his career with Deloitte and Touche, where he was a senior accountant and Certified Public Accountant. Mr. O’Dowd received his MS and BS degrees in accounting from the University of Florida.

David E. Oles served as our General Counsel and Secretary beginning in April 2004 and was named Executive Vice President in December 2005. In January of 2006, we entered into an agreement with Mr. Oles under which he resigned his position as of January 31, 2006. Prior to joining us, Mr. Oles served as Vice President and Associate General Counsel of NDCHealth Corporation from 2000 to 2004. From 1998 through 2000, Mr. Oles engaged in the private practice of law as an associate in the Healthcare group of the law firm of Alston & Bird LLP in Atlanta, Georgia, and in the healthcare corporate group of Reed Smith Shaw and McClay, LLP from 1996 through 1998. Mr. Oles received his J.D. from Harvard Law School, and his MBA and BBA from the University of Memphis.

Emily J. Pietrzak joined us in June 2005 and currently serves as our Executive Vice President, Marketing and Communications. Prior to that time, she served as the Director of Communications from 2002 to 2005 for Viewpointe, a bank consortium providing electronic check processing and archival services to the financial industry. Before joining Viewpointe in 2002, Ms. Pietrzak served from 2001 to 2002 as the online editor for advertising agency Gear-Six, designing and launching online campaigns for the firm’s largest customer. In 2001, she also served as the senior marketing consultant for The Fourth Wall, Inc., a consulting firm specializing in marketing strategy and communications. Prior to that, Ms. Pietrzak led strategic planning and marketing activities as the marketing manager for Xpede, an online mortgage application company. Ms. Pietrzak began her career at Deloitte and Touche, and she received a BS in business administration/finance from St. Mary’s College in California.

Eugene R. Terry was appointed as a director in August 1995. Mr. Terry is a pharmacist and is a principal of T.C. Solutions, a privately-held investment and financial services consulting firm. From December 2001 through 2003, Mr. Terry was director and interim chairman of Medical Nutrition. In 2001, Mr. Terry was a director on the board of In-Home Health, a Home Healthcare Company acquired by Manor Care, Inc. He currently serves as a director and consultant for MSO Medical, Inc., a bariatric surgery management company. He began that position in 2004. In 1971, Mr. Terry founded Home Nutritional Support, Inc., referred to as HNSI, one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc., and later to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc. Mr. Terry currently is a director of HCM, a prescription auditing firm.

INFORMATION REGARDING OUR
BOARD OF DIRECTORS AND BOARD COMMITTEES

During 2005, our Board of Directors held fourteen (14) meetings. Each incumbent director attended no less than 75% of the meetings of the Board of Directors and committees of which they were a member. In addition to attending meetings, directors discharge their obligations by reviewing our reports and correspondence to directors and through participation in telephone conferences and other meetings with our management, key employees and others regarding matters of interest or importance to us. The Board has determined that the following directors are independent directors as defined by Nasdaq Stock Market Listing Requirements: Edwin M. Cooperman, Thomas E. Hodapp, Braden R. Kelly, James McGuire and Eugene R. Terry.

The Board of Directors currently has the following standing committees: The Audit Committee, Compensation Committee, and the Corporate Governance and Nominating Committee.

Audit Committee — We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of three non-employee, independent directors: Thomas E. Hodapp, Eugene R. Terry (Interim Chairman) and interim member, James H. McGuire. The Audit Committee is responsible for meeting with representatives of our independent registered public accounting firm and with representatives of senior management to review the general scope of our annual audit, matters relating to internal audit control systems and the fee charged by the independent registered public accounting firm. In addition, pursuant to its Charter, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by our independent registered public accounting firm and for recommending the engagement or discharge of our independent registered public accounting firm. The Audit Committee held six (6) meetings in fiscal 2005. The Audit Committee Charter is attached as Appendix A and is available online at the MedAvant website at www.medavanthealth.com.

Compensation Committee — Our Compensation Committee consists of three non-employee, independent directors: Edwin M. Cooperman (Chairman), Thomas E. Hodapp and Braden R. Kelly. The Compensation Committee is responsible for making recommendations to the Board on the annual compensation for all officers, and employees, including salaries, stock options and other consideration, if any. The Compensation Committee is also responsible for granting stock options to be made under our existing plans. The Compensation Committee held six (6) meetings during fiscal 2005. The Compensation Committee Charter is attached as Appendix B and is available online at the MedAvant website at www.medavanthealth.com.

Corporate Governance and Nominating Committee — We have a Nominating Committee that was expanded in November 2004 to include corporate governance duties. During 2005, the Corporate Governance and Nominating Committee consists of three non-employee, independent directors: Eugene R. Terry (Chairman), and Thomas E. Hodapp. Mr. Bennett, a former committee member, passed away on January 23, 2006, therefore, there was an open position on this committee. On April 18, 2006, the Board of Directors approved James H. McGuire as the third Nominating Committee member. The Corporate Governance and Nominating Committee is responsible for providing assistance to our Board of Directors to determine the size, functions and needs of the Board of Directors, and the selection of candidates for election to the Board of Directors, including identifying, as necessary, new candidates who are qualified to serve as our directors and recommending to the Board of Directors, the candidates for election to the Board of Directors. In addition, the Corporate Governance and Nominating Committee have the responsibility for overseeing the selection, retention and conduct of our executive officers. Finally, the Corporate Governance and Nominating Committee has overall responsibility for ensuring our appropriate corporate governance. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders. Nominations by shareholders should be submitted to our Assistant Corporate Secretary and must comply with certain procedural and informational requirements set forth in the bylaws. Please see “Shareholder Proposals” below. The Nominating Committee held no meetings during fiscal 2005. The Corporate Governance and Nominating Committee Charter is available online at the MedAvant website at www.medavanthealth.com.

The process for selecting and evaluating nominees includes the following: (i) the Corporate Governance and Nominating Committee identifies a need to fill a vacancy; (ii) the Chairman of the Corporate Governance and Nominating Committee initiates a search and seeks input from the Board of Directors and senior Management; (iii) director candidates, including any directors proposed by shareholders in accordance with our Bylaws, are identified and presented to the Corporate Governance and Nominating Committee; (iv) initial interviews of the candidates are conducted by the Corporate Governance and Nominating Committee; (v) the Corporate Governance and Nominating Committee meets to select a final candidate and conduct further interviews as necessary; and (vi) the Corporate Governance and Nominating Committee makes a formal recommendation to the full Board of Directors for inclusion in the slate of nominees for Directors at the next annual meeting, or appointment by the

Board in any interim period. The Corporate Governance and Nominating Committee is responsible for establishing criteria upon which the selection process is based, recognizing that the contribution of each director will depend upon the character and capacities of the directors taken individually and as a whole. In particular, the criteria includes, among others, consideration of prospective nominees who will (i) bring to the Board of Directors a variety of experience and background; (ii) form a certain core group of business executives with substantial senior management experience, financial expertise and such other skills that would enhance the Board of Directors’ effectiveness; (iii) reflect a diversity of experience, gender, race and age; and (iv) represent the balanced best interests of our shareholders as a whole and the interest of our other stakeholders, including customers, employees and vendors. The Corporate Governance and Nominating Committee will consider nominees proposed by security holders if such proposals are made in accordance with the SEC rules related to security-holder proposals and our Bylaws. See the Section of this Proxy Statement below entitled, “Shareholder Proposals.”

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee is composed of three (3) “independent” directors as defined in the listing standards promulgated by NASDAQ, as applicable and as may be modified or supplemented. The Audit Committee held eight (8) meetings during fiscal year 2005. Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is responsible for reviewing and monitoring, in an oversight capacity, the financial reporting and auditing processes. All members of the Audit Committee share equally the responsibility for the performance of the foregoing functions as further explained below and in the Audit Committee charter.

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving our accounting, auditing, financial reporting, and internal control functions. The Audit Committee discusses with our independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. Only the Audit Committee can engage or terminate the engagement of the independent auditors.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the consolidated audited financial statements for fiscal 2005 with our independent registered, public accounting firm, with management and with our entire Board of Directors and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. The Audit Committee reviewed with the independent registered public accounting firm, all matters required to be discussed by Statement of Auditing Standards 61 “Communications with Audit Committees.” In addition, the Audit Committee considered and discussed with the independent registered public accounting firm their auditors’ independence from management and us, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and determined that the independent registered public accounting firm non-audit services to us were consistent and compatible with us and the foregoing guidelines.

The foregoing notwithstanding, management is ultimately responsible for our financial reporting processes, including the preparation of its consolidated financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) and its system of internal audit controls, and our outside registered public accounting firm is responsible for the auditing of those consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB Standards”) and expressing its opinion as to whether the consolidated financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with GAAP.

1 THIS SECTION IS NOT “SOLICITING MATERIAL,” IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF OURS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES AND EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

Absent any evidence to the contrary, the Audit Committee has relied, without independent verification, on management’s representations that the consolidated financial statements are complete, free of material misstatement and prepared in accordance with GAAP, and on the opinion and representations made by the auditor in its report on our consolidated financial statements, including its representations that the auditor is “independent” and the audit was performed in accordance with PCAOB. In reliance on the foregoing reviews, discussions and representations, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Thomas A Hodapp
Eugene R. Terry, Interim Chairman
James H. McGuire (Interim Member)

COMPENSATION OF DIRECTORS

Effective February 17, 2005, each non-employee director received cash compensation in the amount of $5,000 per quarter for attending each regularly scheduled general Board of Directors meeting. Additionally, all directors were reimbursed for reasonable expenses incurred in attending board meetings. During 2005, no stock options were granted to any of our directors.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid during the past three fiscal years to our Chief Executive Officers and our other four most highly compensated executive officers during fiscal year 2005 with annual compensation over $100,000 for such years (the “Named Executive Officers”):

Summary Compensation Table

										Payouts
							Long-Term Compensation
		Annual Compensation					Awards
					Other		Restricted	Securities			All
					Annual		Stock	Underlying		LTIP	Other
		Salary	Bonus		Compensation		Award(s)	Options/		Payouts	Compensation
Name and Principal Position	Year	($)	($)		($)		($)	SARs (#)		($)	($)

Kevin M. McNamara	2005	—	—		290,000		—	25,000		—	—
Chairman and Interim	2004	—	—		30,000	(1)	—	82,500	(1)	—	—
Chief Executive Officer(1)	2003	—	—		—		—	17,500		—	—
Michael K. Hoover	2005	40,757	—		—		—	—		—	—
Chairman and Chief	2004	275,000	15,000	(3)	46,601	(4)	—	—		—	—
Executive Officer(1)	2003	222,115	—		—		—	125,000		—	—
John G. Lettko	2005	244,615	—		—		—	600,000		—	—
Chief Executive Officer(9)
Douglas J. O’Dowd	2005	120,560	10,000		—		—	1,685		—	—
Chief Financial Officer(10)
David E. Oles	2005	175,071	—		—		—	19,000		—	—
General Counsel and	2004	165,000	—		—		—	19,000		—	—
Secretary(11)
Gregory J. Eisenhauer	2005	248,450	—		—		—	—		—	—
EVP and Chief	2004	225,000	25,000		—		—	18,000		—	—
Financial Officer(6)	2003	8,654	—		—		—	100,000		—	—
John Paul Guinan	2005	223,139	10,000		—		—	—		—	—
EVP and Chief	2004	185,000	10,000	(2)	—		—	—		—	—
Technology Officer(7)	2003	186,846	2,500	(2)	—		—	—		—	—
Nancy J. Ham	2005	254,445	10,000		—		—	—		—	—
President and Chief	2004	224,231	22,500	(2,3)	—		—	—		—	—
Operating Officer(8)	2003	198,846	4,688	(2)	50,765	(5)	—	50,000		—	—
Lonnie W. Hardin	2005	196,923	10,000		—		—	34,528		—	—
SVP, Payer	2004	185,000	10,000	(2)	—		—	—		—	—
Services	2003	184,246	8,950	(2)	—		—	—		—	—

(1)	Mr. Hoover retired as Chairman of the Board in December 2004 and as Chief Executive Officer in January 2005. Mr. McNamara was appointed to fill these positions at those times. Concurrent with his appointment as Chairman, Mr. McNamara entered into a consulting agreement with us. Pursuant to the consulting agreement, Mr. McNamara was entitled to receive cash compensation of $30,000 per month and was granted a ten-year option to purchase 75,000 shares of our Common Stock at $7.10 per share. Such options vested 100% at the appointment of Mr. Lettko as Chief Executive Officer in May 2005.

(2)	Earned in current fiscal year but paid in following fiscal year.

(3)	Includes a bonus of $12,500 earned and paid in 2004 for the PlanVista acquisition.

(4)	Consists of reimbursement of relocation expenses of $46,601, including a tax reimbursement of $16,054 in 2004.

(5)	Consists of reimbursement of relocation expenses of $50,765, including a tax reimbursement of $16,753 in 2003; and reimbursement of relocation expenses of $9,461, including tax reimbursement of $3,122 in 2002.

(6)	Mr. Eisenhauer joined us on December 8, 2003. As part of his employment agreement dated December 8, 2003, Mr. Eisenhauer received an annual salary of $225,000, an annual bonus of up to 50% of his base salary and a guaranteed 2004 bonus of $25,000 which was paid in January 2004. Additionally, as part of his employment, Mr. Eisenhauer received a ten-year option to purchase up to 100,000 shares of Common Stock at

$16.01 per share. Such options vest over a three year period. Mr. Eisenhauer received an additional grant of a ten-year option to purchase up to 18,000 shares of our Common Stock at $16.53. Mr. Eisenhauer left MedAvant in August 2005.

(7)	Mr. Guinan left employment with us in September 2005.

(8)	Ms. Ham left employment with us in June 2005.

(9)	Mr. Lettko became Chief Executive Officer in May 2005 and his contracted annual salary is $400,000.

(10)	Mr. O’Dowd was named Interim Chief Financial Officer on August 15, 2005 and appointed Chief Financial Officer on October 27, 2005.

(11)	Mr. Oles left employment with us in January 2006.

The following table provides information on stock option grants during fiscal year 2005 to each of the Named Executive Officers.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
	# of Securities	% of Total			Potential Realizable Value
	Underlying	Options/SARs			at Assumed Annual Rates
	Options/	Granted to	Exercise		of Stock Price Appreciation
	SARs	Employee In	or Base	Expiration	for Option Term*
Name	Granted	Fiscal Year	Price	Date	5%	10%

Kevin M. McNamara	25,000	2.6%	$9.87	1/18/2015	$155,179	$393,255
John G. Lettko	600,000	63.6%	$6.45	5/10/2015	$2,433,822	$6,167,783
Douglas J. O’Dowd	51,685	5.4%	$3.55	11/17/2015	$115,391	$292,423
Lonnie W. Hardin	34,527	3.6%	$3.55	11/17/2015	$77,084	$195,346
David E. Oles	19,000	1.9%	$3.55	11/17/2015	$42,419	$107,498
Michael K. Hoover	—	—	—	—	—	—
Nancy J. Ham	103,751	2.16%	$15.90	10/09/2013	—	—
Gregory J. Eisenhauer	—	—	—	—	—	—
John Paul Guinan	—	—	—	—	—	—

*	The assumed annual rates of stock price appreciation are required disclosures, and are not intended to forecast future stock appreciation

The following table sets forth certain information concerning unexercised options held by each of the Named Executive Officers:

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Options/SAR Values

			Number of Securities		Value of Unexercised
	# of Shares		Underlying Unexercised		In-the-Money
	Acquired on	$ Value	Options/SARs at FY-End (#)		Options/SARs at FY-End($)**
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Kevin M. McNamara	—	—	136,250	5,625	$—	$—
John G. Lettko	—	—	75,833	524,167	$—	$—
Douglas J. O’Dowd	—	—	707	2,663	$—	$859
Nancy J. Ham	—	—	99,168	—	$—	$—
Lonnie W. Hardin	—	—	29,015	43,367	$—	$17,609
Michael K. Hoover	—	—	—	—	$—	$—
David E. Oles	—	—	1,334	17,666	$—	$—
Gregory J. Eisenhauer	—	—	—	—	$—	$—
John Paul Guinan	—	—	—	—	$—	$—

**	Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of our Common Stock, which was $4.06 on December 31, 2005.

Long Term Incentive Plan Awards

There were no awards made to Named Executive Officers in the last completed fiscal year under any long-term incentive plan for performance to occur over a period longer than one fiscal year. We do not have any defined benefit or actuarial plans for our employees.

Ten-Year Option/SAR Repricings

There were no option repricings for Named Executive Officers during the year ended December 31, 2005.

Payments Upon a Change of Control

In February 2005, the Compensation Committee of our Board of Directors agreed to authorize bonuses for members of executive and senior management in the event of a change in control of MedAvant. These bonuses total $1.5 million in the aggregate. Under the guidelines approved by the Compensation Committee, such bonuses are payable in cash and the recipient must be an active employee at the time of such event.

Equity Compensation Plans

We have various stock option plans for employees, directors and outside consultants, under which both incentive stock options and non-qualified options may be issued. Under such plans, options to purchase up to 2,030,567 shares of our Common Stock may be granted. Options may be granted at prices equal to the fair market value at the date of grant, except that incentive stock options granted to persons owning more than 10% of the outstanding voting power must be granted at 110% of the fair market value at the date of grant. At our Special Meeting of Shareholders held on March 1, 2004 to approve our acquisition of PlanVista, the shareholders approved an amendment to the 2002 Stock Option Plan to increase the total number of shares available for issuance from 600,000 to 1,350,000 shares that may be issued to employees, officers and directors. In addition, as of December 31, 2005, options for the purchase of 49,753 shares to newly-hired employees remain outstanding. Stock options issued by us generally vest within three or four years, and expire up to ten years from the date granted.

The following table sets forth information regarding our compensation plans under which equity securities are authorized for issuance as of December 31, 2005:

Equity Compensation

	Number of Securities		Number of Securities
	to be Issued	Weighted-Average	Remaining Available
	Upon Exercise of	Exercise Price of	for Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by security holders	1,700,415	$9.74	289,483
Equity compensation plans not approved by security holders	920,301	$18.36	350,654
TOTAL	2,620,716	$12.77	640,137

Employment Agreements with Named Executive Officers

In December 2004, we entered into an independent contractor agreement with Mr. McNamara. The agreement is on a month-to-month basis for a minimum of six months and shall be automatically renewed unless either party gives thirty days written notice of non-renewal. Under this agreement, Mr. McNamara is paid a cash fee of $30,000 per month. Additionally, in conjunction with this agreement, Mr. McNamara received ten-year options to purchase 75,000 shares of our Common Stock at an exercise price of $7.10 per share. Such options vest at the rate of 6,250 per month but may be accelerated to fully vest upon a change in control of MedAvant or if the independent contractor agreement is terminated within the first six months for any reason other than breach of contract. In January 2005, in conjunction with Mr. McNamara’s appointment as Chairman of the Board, he is also paid a cash fee of $10,000 per month and received ten-year options to purchase an additional 25,000 shares of our Common Stock at an exercise price of $9.78 per share. These options vest at the rate of 2,083 per month and will also be accelerated to vest in the case of a change in control of MedAvant.

In July 2000, we entered into an employment agreement with Mr. Hoover. The agreement was for a three-year term and automatically extended from year to year thereafter unless terminated by us upon 90 days’ written notice or by him upon 30 days’ written notice prior to the end of the initial term or any extension. As of December 31, 2004, Mr. Hoover received an annual base salary of $275,000 (effective January 1, 2004, as approved by the Compensation Committee in October 2003) and was entitled to such bonuses as may be awarded from time to time and to participate in any stock option plans that we may now have. In addition, the agreement contains confidentiality and non-competition covenants. In December 2004, Mr. Hoover stepped-down as Chairman of the Board and in January 2005, he retired as chief executive officer. In accordance with the terms of termination of his employment agreement, Mr. Hoover received no severance or any other additional compensation upon his separation from us.

In December 2003, we entered into an employment agreement with Mr. Eisenhauer. The agreement was for a three-year term and automatically extended from year to year thereafter unless terminated by us upon 90 days’ written notice or by him upon 30 days’ written notice prior to the end of the initial term or any extension. Under this agreement, Mr. Eisenhauer received an annual base salary of $225,000, was entitled to earn an annual bonus of up to 50% of his base salary as well as bonuses that may be awarded from time to time, and was paid a guaranteed 2004 bonus of $25,000 in January 2004. Additionally, as part of his employment agreement, Mr. Eisenhauer received a ten-year option to purchase up to 100,000 shares of Common Stock at $16.01 per share. Such options vest over a three-year period. Mr. Eisenhauer was also eligible to participate in any stock option plans that we had. He may be terminated for “cause” as defined in his agreement. If terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If he is terminated “without cause,” he will be entitled to receive an amount equal to his base salary plus bonus, if any, for six months and the continuation of health insurance for three months following termination, plus any unvested options shall vest. In addition, the agreement contains confidentiality and non-competition covenants. In February 2005, Mr. Eisenhauer’s employment agreement was amended to provide for 90-days prior written notice if he is terminated “without cause”. Mr. Eisenhauer terminated his employment agreement in August 2005. Mr. Eisenhauer received $100,000 in biweekly payments based upon his annual base salary of $225,000.

In October 2000, we entered into an employment agreement with Ms. Ham. The agreement was for a three-year term and automatically extended from year to year thereafter unless terminated by us upon 90 days’ written notice or by her upon 30 days’ written notice prior to the end of the initial term or any extension. Ms. Ham currently received an annual base salary of $225,000 and was entitled to such bonuses as were awarded from time to time and to participate in any stock option plans that we had. In addition, the agreement contained confidentiality and non-competition covenants. Ms. Ham terminated her employment agreement in June 2005. Ms. Ham will receive twelve (12) months severance.

In December 1995, we entered into an employment agreement with Mr. Guinan, which was automatically extended from year to year unless terminated by either party upon 60 days’ written notice. Mr. Guinan received an annual base salary of $195,000 (effective January 1, 2005, as approved by our Compensation Committee in February 2005) and was entitled to such bonuses as may be awarded from time to time by the Board of Directors and to participate in any stock option plans that we had. In addition, the agreement contained confidentiality and non-competition covenants. Mr. Guinan terminated his employment agreement in August 2005. Mr. Guinan was entitled to receive six (6) months severance and continuation of health insurance for 6 months following termination.

In March 2001, we entered into an employment agreement with Mr. Hardin. The agreement is for a three-year term and automatically extends from year to year thereafter unless terminated by us upon 90 days’ written notice or by him upon 30 days’ written notice prior to the end of the initial term or any extension. Mr. Hardin currently receives an annual base salary of $195,000 (effective January 1, 2005, as approved by our Compensation Committee in February 2005), and is entitled to such bonuses as may be awarded from time to time and to participate in any stock option plans that we may now have or in the future develop. He may be terminated for “cause” as defined in his agreement. If terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If he is terminated “without cause,” he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for six months following termination, plus any unvested options shall vest. In addition, the agreement contains confidentiality and non-competition covenants. Under guidelines approved by our Compensation Committee in February 2005 to authorize bonuses for members of executive and senior management in the event of a change in control of MedAvant the amount of the bonus for Mr. Hardin will be $100,000, payable in cash. In order to earn such bonus, he must be an active employee at the time of such change of control.

In May 2005, we entered into an employment agreement with Mr. Lettko. The agreement is for a four-year term and automatically extends from year to year thereafter unless either party issues notice of non-renewal 90 days prior to the end of the initial term or any extension. Mr. Lettko currently receives an annual base salary of $400,000 and may receive up an additional $400,000 as an annual bonus. At the time of his employment, Mr. Lettko received 400,000 stock options with an exercise price of $6.45 that vest pro rata over four (4) years. Mr. Lettko also received 200,000 performance based options that vest in four increments when our share price reaches each of $15, $20, $25, and $30. Mr. Lettko is entitled to any of our bonuses that may be awarded from time to time and to participate in any stock option plans that we may now have or in the future develop. He may be terminated for “cause” as defined in his agreement. If terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If he is terminated “without cause,” he will be entitled to receive an amount equal to his base annual salary plus bonus, if any, and continuation of health insurance for 12 months following termination. Upon “without cause” termination, all time vested options will continue to vest for 12 months, plus one half of all performance based options will vest immediately. In addition, the agreement contains confidentiality and non-competition covenants upon change in control all unvested options held by Mr. Lettko will accelerate and become automatically vested.

In April 2004, we entered into an employment agreement with Mr. Oles. The agreement was for a three (3) year term and automatically extended from year to year thereafter unless either party issues notice of non-renewal 90 days prior to the end of the initial term or any extension. Under the agreement, Mr. Oles received an annual base salary of $175,000, and was eligible to receive up to 25% of base salary as an annual bonus. Mr. Oles may be terminated for “cause” as defined in his agreement. If terminated for cause, he would have been entitled to base salary earned and retention of all vested stock options. If he was terminated “without cause,” he would be entitled to receive an amount equal to his base monthly salary for six (6) months plus bonus, if any, and continuation of health insurance for 6 months following termination. Upon termination “without cause” all unvested options would vest immediately. In addition, the agreement contains confidentiality and non-competition covenants. In January of

2006, we entered into an agreement under which he resigned his position as of January 31, 2006. Mr. Oles will receive four (4) months severance and continuation of health insurance and other benefits for 6 months following termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for administering, reviewing and approving compensation arrangements with respect to executive compensation, which includes base salaries, annual incentives and long-term stock option plans, as well as any executive benefits and/or perquisites. In addition, the Compensation Committee is responsible for any awards and administration of our stock option plans and grant of options to newly-hired employees, and any future equity incentive plans.

In May 2005, the Company granted its new CEO stock options to purchase 600,000 shares of ProxyMed’s Common Stock at an exercise price of $6.45 per share. Pursuant to the aforementioned stock option agreements: 400,000 shares vest monthly over 4 years with 1/48 vesting each month. The other 200,000 shares have market triggers when the Company’s Common Stock reaches market prices of $15, $20, $25 and $30 such that each 50,000 shares will vest when the closing price per share of the Company’s Common Stock reaches and maintains each trigger amount for ten consecutive trading days.

In October 2005, the compensation committee approved grants of 50,000 stock options at an exercise price of $3.55 per share to its chief financial officer. Such options are for a ten-year term and vest over four years.

In July 2004, the Compensation Committee approved a grant to Mr. Gregory J. Eisenhauer, our Executive Vice President and Chief Financial Officer, of options to purchase 18,000 shares of our Common Stock at an exercise price of $16.53 per share in consideration of his performance with us. Such options expire in ten years and vest equally over four years from the date of grant.

Mr. Hoover had been Chairman of the Board and Chief Executive Officer of MedAvant since July 2000. In December 2004, Mr. Hoover stepped-down as Chairman of the Board and in January 2005, he retired as Chief Executive Officer. During the fiscal year ended December 31, 2004, his annual base salary was $275,000 pursuant to his employment agreement with us and a salary increase approved by the Compensation Committee effective January 1, 2004. In 2004, Mr. Hoover earned a $15,000 cash bonus related to the consummation of the acquisition of PlanVista which was paid in March 2004. Mr. Hoover received no severance or any other additional compensation upon his separation from us.

In December 2004, we entered into an independent contractor agreement with Mr. McNamara. The agreement is on a month-to-month basis for a minimum of six months and shall be automatically renewed unless either party gives thirty days written notice of non-renewal. Under this agreement, Mr. McNamara is paid a cash fee of $30,000 per month. Additionally, in conjunction with this agreement, Mr. McNamara received ten-year options to purchase 75,000 shares of our Common Stock at an exercise price of $7.10 per share. Such options vest at the rate of 6,250 per month but may be accelerated to vest upon a change in control of MedAvant or if the independent contractor agreement is terminated within the first six months for any reason other than breach of contract. In January 2005, in conjunction with Mr. McNamara’s appointment as Chairman of the Board, he is also paid a cash fee of $10,000 per month and received ten-year options to purchase and additional 25,000 shares of our Common Stock at an exercise price of $9.78 per share. These options vest at the rate of 2,083 per month and will also be accelerated to vest in the case of a change in control of MedAvant.

The Compensation Committee’s general philosophy with respect to the compensation of the Chief Executive Officer and other executive officers is to offer competitive compensation packages designed to attract and retain key executives critical to our success. In general, subjective factors rather than specific criteria of our performance have been used in determining and approving executive compensation. The Compensation Committee intends to review the performance and compensation of our executive officers annually, in conjunction with our performance. Our compensation programs include a base salary, annual bonus awards based on individual and our performance, as well as the granting of stock options designed to provide long-term incentives and aligning the interest of management with those of our shareholders.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the our Chief Executive Officer and the four (4) other most highly compensated executive officers, unless such compensation is “performance based”. For purposes of Section 162(m), we currently intend to structure any performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Edwin M. Cooperman, Chairman
Thomas E. Hodapp
Braden R. Kelly

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2005, the Compensation Committee consisted of Edwin M. Cooperman, Thomas E. Hodapp, and Braden R. Kelly, and:

•	None of the members of the Compensation Committee was an officer (or former officer) or employee of MedAvant or any of its subsidiaries;

•	None of the members of the Compensation Committee had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K;

•	None of our executive officers served on the compensation committee (or another board committee with similar functions) of any entity where one of that entity’s executive officers served on our Compensation Committee;

•	None of the our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

•	None of our executive officers served on the compensation committee (or another board committee with similar functions) of another entity where one of that entity’s executive officers served as a director on our Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2001, Mr. Guinan entered into an uncollateralized promissory note for $45,400 for amounts previously borrowed from us. The promissory note called for minimum bi-weekly payments of $350 deducted directly from Mr. Guinan’s payroll until the note is paid in full on or before February 2006. The note is non-interest bearing but interest is imputed annually based on the Internal Revenue Service Applicable Federal Rate at the time the note was originated (4.98%). Under terms of the promissory note, if Mr. Guinan is terminated without cause, the note is due in full after nine months from the date of termination as long as the scheduled bi-weekly payments continue to be made. As of December 31, 2005, the note has been paid in full. In August of 2005, we entered into a separation agreement with Mr. Guinan under which he was paid six months of severance in biweekly increments based on his usual payroll amount. In addition, Mr. Guinan received continued benefits from us for the same six- month period.

Michael S. Falk, a former non-employee director of ours, was the beneficial owner of the PlanVista Series C Preferred Stock owned by PVC Funding Partners, LLC. He is also a controlling owner of Commonwealth Associates Group Holdings, LLC, which is the managing member of PVC Funding Partners, LLC, which owned 96% of the outstanding PlanVista series C preferred stock and represented 57.9% of the combined voting power of our Common Stock and series C preferred stock of PlanVista. Commonwealth Associates Group Holdings, LLC

acted as one of PlanVista’s investment advisors in connection with the merger and received upon consummation of the merger an investment advisory fee of approximately $1.7 million. Mr. Falk is the beneficial owner of approximately 287,720 shares that were issued in connection with the private equity offering we consummated in March 2004. Additionally, one former senior executive of ours had an immaterial ownership interest in PlanVista.

William L. Bennett, a former director of PlanVista, became a director of ours following consummation of the merger with PlanVista. PlanVista was obligated to Mr. Bennett under a promissory note in the principal amount of $250,000 which had a maturity date of December 1, 2004. The note bore interest at a rate of prime plus 4.0% per annum, but payment of principal and interest was subordinated and deferred until all senior obligations were paid. The promissory note was paid in full in May 2005.

In conjunction with our acquisition of PlanVista, we assumed and guaranteed a $20.4 million secured obligation to PVC Funding Partners, LLC an owner of approximately 20% of our outstanding Common Stock. This secured obligation was repaid in full on April 18, 2005.

We currently have $13.1 million of convertible notes outstanding to former shareholders of MedUnite. During the years ending December 31, 2003, 2004, and 2005, revenue generated from these shareholders totaled $16.7 million, $19.7 million, and $14.8 million, respectively.

On December 7, 2005, MedAvant and certain of its wholly-owned subsidiaries, entered into a security and purchase agreement (the “Loan Agreement”) with Laurus Master Fund, Ltd. (“Laurus”), a Selling Shareholder, to provide up to $20 million in financing to us. The proceeds were used to repay our previous asset-based credit facility.

Under the terms of the Loan Agreement, Laurus extended financing to us in the form of a $5 million secured term loan (the “Term Loan”) and a $15 million secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan has a stated term of five (5) years and will accrue interest at Prime plus 2%, subject to a minimum interest rate of 8%. The Term Loan is payable in equal monthly principal installments of approximately $89,300 plus interest until the maturity date on December 6, 2010. The Revolving Credit Facility has a stated term of three (3) years and will accrue interest at the 90 day LIBOR rate plus 5%, subject to a minimum interest rate of 7%, and a maturity date of December 6, 2008. Additionally, in connection with the Loan Agreement, we issued 500,000 shares of our Common Stock, par value $0.001 per share (the “Closing Shares”) to Laurus, in exchange for cash equal to 500,000 multiplied by $0.01.

We granted Laurus a first priority security interest in substantially all of our present and future tangible and intangible assets (including all intellectual property) to secure our obligations under the Loan Agreement. The Loan Agreement contains various customary representations and warranties of ours as well as customary affirmative and negative covenants, including, without limitation, limitations on liens of property, maintaining specific forms of accounting and record maintenance, and limiting the incurrence of additional debt. The Loan Agreement does not contain restrictive covenants regarding minimum earning requirements, historical earning levels, fixed charge coverage, or working capital requirements.

Communication With the Board of Directors and Director Attendance at Annual Meetings

Directors are expected to fulfill their fiduciary duties to our shareholders, including preparing for and attending meetings of the Board of Directors and the committees of which the directors are a member. We do not have a formal policy regarding director attendance at annual meetings. Nevertheless, directors are encouraged to attend. All of the six current members of our Board of Directors attended the 2005 Annual Meeting of our shareholders.

Shareholders may communicate with the Board of Directors by writing to our Corporate Secretary, care of the Board of Directors (or at the shareholder’s option, care of a specific director), at 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093. We will ensure that all communications to the Board of Directors or any particular director (properly marked and addressed as set forth above) will be delivered to the Board of Directors or a specified director, as the case may be.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is posted on our website (www.proxymed.com). We intend to post amendments to or waivers from our Code of Ethics, of the type referred to in Item 10 of Form 8-K, to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than ten percent of a registered class of the our equity securities, file reports of ownership and changes in ownership with the SEC. Such reporting persons are required by SEC regulation to furnish us with copies of all such reports they file. Based solely on a review of the copies of such reports we received or written representations from certain reporting person, we believe that during the fiscal year ended December 31, 2005, all officers, directors, and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR 2002 STOCK OPTION PLAN TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 1,350,000 TO 1,920,132

In April 2006, the Board of Directors amended, subject to shareholder approval, our 2002 Stock Option Plan, as amended on March 1, 2004 (the “2002 Plan”) to increase the number of shares available for issuance under the 2002 Plan by 570,132 shares from 1,350,000 shares to 1,920,132 shares.

Of the 570,132 shares of our Common Stock that are the subject of this Proposal 2, (i) 300,000 shares represent newly authorized shares and (ii) 270,132 shares represent shares that are reserved for issuance under our “Prior Plans” and that are not the subject of any outstanding options. Our Prior Plans are: the 1993 Stock Option Plan, the 1995 Stock Option Plan, the 1997 Stock Option Plan, the 1999 Stock Option Plan, the 2000 Stock Option Plan, the 2000 1/2 Stock Option Plan, and the 2001 Stock Option Plan. As a result, if the shareholders approve the amendment that is subject of this Proposal 2, all of the Prior Plans will terminate, and no new awards will be granted under such plans although awards granted under each Prior Plan and still outstanding will continue to be subject to all terms and conditions of such Prior Plan. In addition, any shares that are the subject of outstanding options under the Prior Plans but that are not issued because the options expire, terminate or are cancelled, will be added to the shares reserved under the 2002 Plan.

We believe that appropriate equity incentives are critical to attracting and retaining the best employees possible. The approval of this proposal will enable us to continue to provide such incentives. We believe its use of stock options in the employee compensation process has been a material factor in its success to date, and we intend to continue the appropriate use of stock options in the future. We believe that it will be more efficient to grant all future options under a single plan, the 2002 Plan, in lieu of granting options under the various Prior Plans. Accordingly, we desire that all shares that were previously reserved under the Prior Plans but not yet used be available under the 2002 Plan.

Finally, the amendment eliminates outside directors from participation in the 2002 Plan. Outside directors will only be eligible to receive awards under the 2006 Outside Directors Stock Option Plan, which is being proposed for shareholder approval under Proposal 3.

The Board has full discretion to determine the number of awards to be granted to employees under the 2002 Plan, subject to an annual limitation on the total number of awards that may be granted to any employee. Prior to the Annual Meeting, we do not anticipate granting new awards under the 2002 Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the 2002 Plan (assuming a quorum is present) is required to approve the amendment to the 2002 Plan. Any shares of our Common Stock not voted at the Annual Meeting with respect to the 2002 Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 2002 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF AN AMENDMENT TO OUR 2002 STOCK OPTION PLAN TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN
FROM 1,350,000 TO 1,920,132

Description of the 2002 Stock Option Plan

Terms and Conditions of the 2002 Plan

The purpose of the 2002 Plan is to promote the long-term growth and financial success of MedAvant. The 2002 Plan is intended to secure for us and our shareholders the benefits of the long-term incentives inherent in increasing our Common Stock ownership by officers, other key employees and consultants of MedAvant. It is intended that the 2002 Plan will induce and encourage highly experienced and qualified individuals to become employed by and remain in the employ of MedAvant and promote a greater identity of interest between the employees and consultants to us and the shareholders of the MedAvant.

The following summary description of the 2002 Plan is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached to this Proxy Statement as Appendix C.

Administration

The Plan is administered by the Compensation Committee of the Board. Subject to the express provisions of the 2002 Plan, the Compensation Committee’s determinations and interpretations with respect to the 2002 Plan or any option granted under the 2002 Plan shall be final and conclusive.

Awards under the 2002 Plan; Shares Available

The 2002 Plan provides for the grant to employees and consultants of MedAvant of options to purchase our Common Stock. The maximum number of shares of Common Stock which may be acquired upon the exercise of options granted under the 2002 Plan is 1,920,132, which includes 270,132 shares which represent those shares reserved but not subject to outstanding options under all of our prior employee stock option plans, subject to adjustment in certain cases described below. If any options granted under the 2002 Plan terminate, expire or are canceled prior to the delivery of all of the shares issuable thereunder, then such shares shall again be available for the granting of additional options under the 2002 Plan. In addition, if any options granted under any Prior Plan terminate, expire or are canceled prior to the delivery of the shares issuable thereunder, then such shares shall be available for additional options under the 2002 Plan, thereby increasing the 2002 Plan’s share reserve.

Terms of Awards

The Compensation Committee may, in its discretion, grant options to employees and consultants at such times as the Compensation Committee determines. Options granted to employees may be incentive stock options, non-qualified options, or partly incentive stock options and partly non-qualified options.

All options granted under the 2002 Plan are subject to the following terms and conditions:

•	The exercise price per share of Common Stock shall be as determined by the Compensation Committee; provided, however, that in the case of an incentive stock option, the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date of grant of the option.

•	Options will have a term of no more than ten years from the date the option is granted.

•	The options shall vest in accordance with a vesting schedules as set forth in stock option agreements entered by us and employees at the time of grant. Upon a change of control, all options will become fully vested.

•	The exercise price for shares of Common Stock acquired upon exercise of options may be paid by check or by delivery of our Common Stock having a fair market value on the date of exercise equal to the exercise price. No shares of our Common Stock will be issued under the Plan until full payment therefor has been made.

•	Except as otherwise provided by the Compensation Committee, options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the employee only by him or her.

Capital Adjustments

In the event of a stock dividend, stock split, reverse stock split or similar recapitalization, the aggregate number and type of shares available under the 2002 Plan and that thereafter may be made subject to options, the number of shares subject to outstanding options and/or the exercise price for shares subject to each outstanding option shall be proportionately adjusted.

Amendment and Termination

The Board may at any time amend or terminate the 2002 Plan. Termination of the 2002 Plan shall not affect the rights of employees or consultants with respect to options previously granted to them, and all unexpired options shall continue in force and effect after termination of the 2002 Plan, except as they may lapse or be terminated by their own terms and conditions. Any amendment to the Plan to increase the maximum number of shares of Common Stock that may be issued as incentive stock options will not be effective unless approved by our shareholders.

Certain Federal Income Tax Consequences

The grant of a stock option under the 2002 Plan will create no income tax consequences to the employees, consultants or MedAvant. An individual who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee.

A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

An employee who is granted an incentive stock option does not recognize taxable income upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the employee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the employee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. We are not entitled to a deduction.

If the holding periods are not satisfied, then: (1) the employee will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price, and will recognize capital gain to the extent the sales price exceeds the fair market value of the shares on the exercise date; or (2) if the sale price is less than the exercise price, the employee will recognize a capital loss equal to the difference between the exercise price and the sale price. We are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

New Plan Benefits

Options granted under the 2002 Plan will be granted at the discretion of the Board, and are not yet determinable. Benefits under the 2002 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, and our actual performance against performance goals established with respect to performance awards, if any.

PROPOSAL 3

APPROVAL OF OUR 2006 OUTSIDE DIRECTOR STOCK OPTION PLAN

In April 2006, the Board of Directors adopted, subject to shareholder approval, our 2006 Outside Director Stock Option Plan (the “Director Plan”). The Director Plan is intended to be a successor to the 1995 Outside Director Stock Option Plan (the “1995 Director Plan”).

We believe that appropriate equity incentives are critical to attracting and retaining the best outside directors possible. The approval of this proposal will enable us to continue to provide such incentives. We believe the use of stock options in the outside director compensation process has been a material factor in its success to date, and we intend to continue the appropriate use of stock options in the future.

The Board has full discretion to determine the number of awards to be granted to outside directors under the Director Plan, subject to an annual limitation on the total number of awards that may be granted to any outside director. Prior to the Annual Meeting, we will not grant any awards under the Director Plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of our Common Stock represented and voted at the Annual Meeting with respect to the Director Plan (assuming a quorum is present) is required to approve the Director Plan. Any shares of our Common Stock not voted at the Annual Meeting with respect to the Director Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of our Common Stock as to which holders abstain from voting will be treated as votes against the Director Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE
APPROVAL OF OUR 2006 OUTSIDE DIRECTOR STOCK OPTION PLAN.

Description of the 2006 Outside Director Stock Option Plan

Terms and Conditions of the Director Plan

The purpose of the Director Plan is to promote the long-term growth and financial success of MedAvant. The Director Plan is intended to secure for us and its shareholders the benefits of the long-term incentives inherent in increased Common Stock ownership by members of the Board who are not employees of MedAvant or its subsidiaries. It is intended that the Director Plan will induce and encourage highly experienced and qualified individuals to serve on the Board and assist us in promoting a greater identity of interest between the non-employee directors and our shareholders. The Director Plan was adopted by the Board on April 18, 2006, and is effective as of such date, subject to approval by the shareholders at the Annual Meeting. Upon shareholder approval of the Director Plan, the 1995 Director Plan will terminate and no new awards will be made under such plan, although awards outstanding under such plan will continue in effect.

The following summary description of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan which is attached to this Proxy Statement as Appendix D.

Administration

The Director Plan will be administered by the Compensation Committee of the Board. Subject to the express provisions of the Director Plan, the Compensation Committee’s determinations and interpretations with respect to the Director Plan or any option granted under the Director Plan shall be final and conclusive.

Awards under the Director Plan; Shares Available

The Director Plan provides for the grant to non-employee directors of options to purchase our Common Stock. The maximum number of shares of Common Stock which may be acquired upon the exercise of options granted under the Director Plan is 300,000, subject to adjustment in certain cases described below. If any options granted under the Director Plan terminate, expire or are canceled prior to the delivery of all of the shares issuable thereunder, then such shares shall again be available for the granting of additional options under the Director Plan. Any shares delivered pursuant to the exercise of options granted under the Director Plan may be either authorized and unissued shares of Common Stock or treasury shares held by us. In addition, if any options granted under the 1995 Director Plan terminate, expire or are canceled prior to the delivery of the shares issuable under such options, then such shares will be added to the number of shares reserved under the Director Plan and shall be available for the granting of additional options under the Director Plan.

Terms of Awards

Under the Director Plan, at each annual shareholders meeting beginning with the Annual Meeting in 2006, each of our non-employee director will automatically be granted an option to purchase 14,000 shares of our Common Stock. In addition, at the time of initial election to the Board, a non-employee director will receive an option to purchase 14,000 shares of our Common Stock. Upon the effective date of the Director Plan, each non-employee director also received a one-time option to purchase 14,000 shares of our Common Stock, subject to shareholder approval of the Director Plan.

The Compensation Committee may, in its discretion, grant additional options to non-employee directors at such times as the Compensation Committee determines.

All options granted under the Director Plan, whether automatically or in the Compensation Committee’s discretion, are subject to the following terms and conditions:

•	The exercise price per share of Common Stock subject to the options will be 100% of the fair market value of a share of Common Stock on the date the option is granted.

•	The options will be non-statutory stock options, which do not qualify for special income tax treatment under the Internal Revenue Code.

•	The options will have a term of ten years from the date the option is granted.

•	The options will vest in one-third increments on each of the first three anniversaries of the option grant date. Upon a change of control, all options will become fully vested.

•	If a non-employee director is dismissed from service as a result of the commission of a felony or an act of fraud against us or our affiliates, the director’s options will be forfeited.

•	The exercise price for shares of Common Stock acquired upon exercise of options may be paid in cash, by delivery of our Common Stock having a fair market value on the date of exercise equal to the exercise price, or by delivery to us of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to us to pay the exercise price. No shares of Common Stock will be issued under the Director Plan until full payment therefore has been made.

•	Except as otherwise provided by the Compensation Committee, options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the non-employee director only by him or her.

Capital Adjustments

In the event of a stock dividend, stock split, reverse stock split or similar re-organization, the aggregate number and type of shares available under the Director Plan and that thereafter may be made subject to options, the number of shares subject to outstanding options and/or the exercise price for shares subject to each outstanding option shall be proportionately adjusted.

Amendment and Termination

The Board may at any time amend or terminate the Director Plan. Termination of the Director Plan shall not affect the rights of non-employee directors with respect to options previously granted to them, and all unexpired options shall continue in force and effect after termination of the Director Plan, except as they may lapse or be terminated by their own terms and conditions. Any amendment to the Director Plan to increase the numbers of shares of Common Stock reserved for issuance under the Director Plan, or any amendment to an option to decrease the exercise price, will not be effective unless approved by the our shareholders.

Certain Federal Income Tax Consequences

The grant of a stock option under the Director Plan will create no income tax consequences to the non-employee director or us. A non-employee director who is granted a non-statutory stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director.

A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

Future Awards

On April 18, 2006, each of our non-employee directors was automatically granted an option to purchase 14,000 shares of our Common Stock pursuant to the Director Plan. All of such options were granted contingent upon shareholder approval of the Director Plan at the Annual Meeting. Assuming that shareholders approve the Director Plan at the Annual Meeting, each non-employee director will automatically receive an option to purchase 14,000 shares of our Common Stock at the Annual Meeting, and each newly-elected non-employee director will automatically receive an option to purchase 14,000 shares at the time of his or her initial election, for so long as the Director Plan remains in effect and a sufficient number of shares of Common Stock are available under the Director Plan.

On April 18, 2006, the last reported price per share of the Common Stock on April 18, 2006 was $7.79.

New Plan Benefits

The following table sets forth benefits to be received by non-employee directors following the Annual Meeting:

Name and Position	Dollar Value ($)	Number of Units

Edwin M. Cooperman	109,060	14,000
Thomas E. Hodapp	109,060	14,000
Brandon R. Kelly	109,060	14,000
James McGuire	109,060	14,000
Eugene R. Terry	109,060	14,000
Executive Group	—	—
Non-Executive Director Group	545,300	70,000
Non Executive Officer Employee Group	—	—

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP (“Deloitte & Touche”), served as our independent registered public accounting firm as of December 31, 2005. Deloitte & Touche has advised us that the firm does not have any direct or indirect financial interest in us or our subsidiaries, nor has such firm had any such interest in connection with us or our subsidiaries during the past year, other than in its capacity as our independent registered public accounting firm. Although the Audit Committee is not required to do so, it is submitting its selection of our independent registered public accounting firm for ratification at the Annual Meeting in order to ascertain the views of our shareholders. A vote by shareholders to ratify Deloitte & Touche’s appointment as our independent registered public accounting firm for the fiscal year ending December 31, 2006 shall also constitute a vote to ratify any appointment of Deloitte & Touche by the Audit Committee to act as our independent registered public accounting firm in connection with the fiscal 2006 audit. The Audit Committee will not be bound by the vote of the shareholders; however, if the selection is not ratified, the Audit Committee would reconsider its selection. Representatives of Deloitte & Touche have been requested to be, and are expected to be, present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

COMPENSATION OF INDEPENDENT CERTIFIED REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Accountants

The Securities and Exchange Commission’s Final Rule on Auditor Independence requires that we make the following disclosures regarding the amount of fees billed by our independent registered public accounting firm and the nature of the work for which these fees were billed by the independent registered public accounting firm and the nature of the work for which these fees were billed.

Audit Fees

Aggregate fees and expenses incurred for Deloitte and Touche’s audit of our annual consolidated financial statements for the year ended December 31, 2005, and for its review of the consolidated financial statements included in our Forms 10-Q for the year ended December 31, 2005, totaled approximately $833,300. Included in this amount is approximately $504,200 related to the attestation of our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002 incurred with Deloitte & Touche. Of the total fees, approximately $237,700 had been billed as of December 31, 2005. The balance of the fees was billed prior to the date of the Proxy Statement.

Aggregate fees and expenses incurred for PricewaterhouseCoopers LLP’s (“PWC”) review of our annual Consolidated Financial Statements for the year ended 2005 totaled $9,000, none of which was billed prior to December, 31, 2005.

Aggregate fees and expenses incurred for Deloitte and Touche’s audit of our annual financial statements for the year ended December 31, 2004, and for its review of the financial statements included in our Forms 10-Q for the year ended December 31, 2004 (commencing with the quarter ended September 30, 2004) and for PWC’s review of the financial statements included in our Forms 10-Q for the year ended December 31, 2004 (for the quarters ended March 31, 2004, and June 30, 2004 only) totaled $929,800. Included in this amount is approximately $627,300 related to the attestation of our internal controls under Section 404 of the Sarbanes-Oxley Act of 2002 incurred with Deloitte & Touche.

Audit-Related Fees

During the year ended December 31, 2004, we incurred $490,203 and $190,000 to Deloitte & Touche and PWC, respectively, for fees primarily related to the restatement of our financial statements and reports on Form 10-K/A for the year ended December 31, 2003 and Forms 10-Q for the periods ended March 31 and June 30, 2004. During the fiscal years ended December 31, 2003 and 2004, we did not engage Deloitte & Touche or PWC for any assurance or related services.

Tax Fees

During the fiscal year ended December 31, 2004, we incurred $51,000 to PWC for defense costs related to a tax dispute with the State of New York regarding Plan Vista. No fees were incurred during the fiscal year ended December 31, 2005.

All Other Fees

The Audit Committee pre-approves the fees associated with our audit and tax engagements. During the course of the year, if additional non-audit services are identified, these services are also presented to the Audit Committee for pre-approval. All fees incurred during the fiscal year 2005 were approved by the full Audit Committee. The Audit Committee of the Board of Directors considered the services listed above to be compatible with maintaining Deloitte & Touche’s independence.

PERFORMANCE GRAPH

The graph below reflects the cumulative shareholder return of an investment of $100 on December 31, 2000 in our Common Stock, the Nasdaq Stock Market (U.S. Companies) and our peer group indices for the periods indicated. Our current peer group index consists of the following companies: Allscripts Healthcare Solutions, IDX Systems Corporation, NDCHealth Corporation, Per-Se Technologies, Inc., The TriZetto Group, Inc., and WebMD Corporation (the “New Peer Group”). Our former peer group index consisted of the following companies: Allscripts Healthcare Solutions, Cerner Corporation, Eclipsys Corporation, First Consulting Group, Inc., IDX Systems Corporation, NDCHealth Corporation, Neoforma, Inc., Per-Se Technologies, Inc., QuadraMed Corporation, Quality Systems, Inc., Quovadx, Inc., The TriZetto Group, Inc., Vitalworks, Inc. and WebMD Corporation (the “Old Peer Group”). In revising our Old Peer Group index, we took into consideration a number of factors including a reevaluation of the business activities of companies in the Old Peer Group, an evaluation of the mix of business activities of other companies that provide EDI and cost containment solutions to payers and providers, and selected a group of companies that we believe best reflects our current business.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MEDAVANT HEALTHCARE SOLUTIONS,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

*	$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct your written request to MedAvant, 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093, Attention: Assistant Corporate Secretary. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, our shareholders may present proper proposals for inclusion in our Proxy Statement and form of proxy for consideration at the next annual meeting by submitting their proposals to us in a timely matter. Any shareholder who wishes to submit a proposal for inclusion in the Proxy Statement and form of proxy for action at our Year 2007 Annual Meeting of Shareholders must comply with our Bylaws and the rules and regulations of the SEC then in effect. Shareholder proposals must be mailed to us at our principal executive offices, 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093, Attention: Corporate Assistant Secretary, and must be received by us by December 23, 2006. In any event, any such proposal will be considered untimely for purposes of Exchange Act Rule 14a-5(e)(2), and any proxy granted with respect to the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote with respect to such proposal, if notice of such proposal is not received by us before March 8, 2007.

ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of our annual report, which includes a copy of the Annual Report on Form 10-K/A. Additional copies of our Annual Report as amended on Form 10-K/A may be obtained free of charge on written request or at www.medavanthealth.com. Please direct written requests to our principal executive offices, 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093, Attention: Assistant Corporate Secretary.

Driving Directions to the Our Norcross Offices

From Hartsfield Atlanta International Airport:

1. Start on Local road(s) (East)

2. Road name changes to Aviation Boulevard

3. Turn RIGHT (South) onto US-41 [US-19]

4. Take Ramp (LEFT) onto I-285 [SR-407] (I-285) around City

5. Turn RIGHT onto Ramp (I-85/Atlanta/Greenville)

6. Keep RIGHT to stay on Ramp (I-85/Greenville)

7. Take Ramp (LEFT) onto I-85 [SR-403] (I-85/Greenville)

8. At I-85 Exit 102, turn RIGHT onto Ramp (GA-378/Beaver Ruin Road/Lilburn)

9. Take Ramp (RIGHT) onto SR-378 [Beaver Ruin Rd NW] (GA-378/Lilburn)

10. Turn LEFT (North) onto Shackleford Road NW

11. Turn LEFT (North-West) onto Shackleford Court NW

April 25, 2006
Norcross, Georgia

REVOCABLE PROXY
ProxyMed, Inc.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE
PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
PROXYMED, INC.
     The undersigned hereby appoints John G. Lettko and Douglas J. O’Dowd with the power to vote, either one of them, at the Annual Meeting of Shareholders of ProxyMed, Inc. to be held on Wednesday, June 1, 2006, at 9:00 a.m., Atlanta time, at our corporate offices located at 1854 Shackleford Court, Suite 200, Norcross, Georgia 30093, or any adjournment thereof, all shares of the Common Stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote for the election of all listed nominees; ratification and approval of the appointment of our independent certified registered public accountants to perform quarterly reviews for the fiscal year 2006; and, at their discretion, on any other matter that may properly come before the meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL ITEMS.

1.	ELECTION OF DIRECTORS:

Nominees: Edwin M. Cooperman, Thomas E. Hodapp, Braden R. Kelly, James H. McGuire, John G. Lettko and Eugene R. Terry

	☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

INSTRUCTION: To withhold authority for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	APPROVE AN AMENDMENT TO OUR 2002 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 1,350,000 TO 1,920,132.

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN

3.	APPROVE THE 2006 OUTSIDE DIRECTOR STOCK OPTION PLAN.

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN

4.	RATIFY AND APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT CERTIFIED REGISTERED PUBLIC ACCOUNTANTS TO PERFORM QUARTERLY REVIEWS FOR THE FISCAL YEAR 2006.

	☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Dated:

Signature

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their titles.)

Detach above card, sign, date and mail in postage paid envelope provided.

APPENDIX A

AUDIT COMMITTEE CHARTER

PURPOSES

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions (the “Company”) are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report for inclusion in the Company’s proxy statement for the annual meeting of shareholders in accordance with applicable rules and regulations.

Composition

The Committee will be composed of three or more directors as determined by the Board. Each Committee member must be “independent” as defined by (a) the rules of the primary trading market or securities exchange on which the Company’s securities are traded (the “Relevant Stock Market”), as such requirements are interpreted by the Board of Directors in its business judgment, and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”) and the Relevant Stock Market. Each Committee member must also be financially literate, and at least one Committee member must have expertise sufficient to qualify as an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations. The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member qualifies as an audit committee financial expert. The Board will appoint each Committee member and will designate one of the members as Chairperson of the Committee. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

DUTIES AND RESPONSIBILITIES

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The Committee is responsible for overseeing the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

The duties and responsibilities of the Committee will include the following:

1. Retention of Independent Auditors.  The Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the independent auditors. The Committee will exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing standards. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, provided that any such pre-approvals are reported to the Committee at its next scheduled meeting.

2. Quality Control of Auditor.  At least annually, the Committee will obtain, review and discuss a report by the independent auditors describing (a) the firm’s internal quality control procedures, (b) any material issues raised by the most recent internal review or peer review of the firm, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, regarding any independent audit carried out by the firm, and (c) any steps taken to deal with any such issues.

3. Auditor Independence.  In connection with the retention of the Company’s independent auditors, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee will (a) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with applicable independence standards, (b) actively engage in a dialogue with the auditor regarding any disclosed relationship or services that may impact the objectivity and independence of the auditor, and (c) take appropriate action in response to the auditor’s report to satisfy itself of the firm’s independence. In connection with its evaluation of the auditor’s independence, the Committee will also review and evaluate the lead audit partner and take such steps as may be required by law regarding the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors.

4. Audit Plan and Conduct.  The Committee will review and discuss with the independent auditors the plans for, and scope of, the annual audit and other examinations. The Committee will also review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including any restriction on audit scope or on access to requested information, any disagreements with management, and significant issues discussed with the independent auditors’ national office. The Committee will decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

5. Financial Statements and Disclosures.  The Committee will review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

6. Earnings Press Releases.  The Committee will review and discuss with members of management and the independent auditors the Company’s quarterly earnings releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as the Company’s guidance concerning its future financial performance, prior to public release.

7. Systems of Internal Accounting Controls.  The Committee will review and discuss with the independent auditors, the senior internal auditing executive, the General Counsel and, to the extent deemed appropriate by the Committee Chair, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, which include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

8. Independent Audit Results.  The Committee will review and discuss with the independent auditors (a) the annual audit report, or proposed annual audit report, (b) the accompanying management letter, (c) the reports of reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside the course of the independent auditors’ normal audit procedures that may be undertaken from time to time. The foregoing will include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, a review of (1) major issues regarding accounting principles and financial statement presentations (including any significant changes in the Company’s selection or application of accounting principles), the adequacy of the Company’s internal controls, and any special audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and (3) the effect of regulatory and accounting initiatives (including off-balance sheet structures) on the financial statements of the Company.

9. Assurances under Section 10A(b) of the Exchange Act.  The Committee will obtain assurance from the independent auditors that, in the course of conducting the audit, there have been no acts detected or that have otherwise come to such firm’s attention that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

10. Internal Audit Plans and Reports.  The Committee will review and discuss with the senior internal auditing executive and appropriate staff members of the internal auditing department (a) the plans for, and scope of, their ongoing audit activities, and (b) the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11. Conformity With Legal Requirements and the Company’s Code of Corporate Conduct.  The Committee will periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Corporate Conduct. The Committee will also review and approve all related party transactions. The Committee will advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Corporate Conduct.

12. Procedures for Complaints Regarding Financial Statements or Accounting Policies.  The Committee will establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing requirements. The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies brought to the Committee’s attention pursuant to the procedures described in the preceding sentence.

13. Other Matters.  The Committee will discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the functions described above.

14. Board Reports.  The Committee will keep regular minutes of its proceedings and report its activities regularly to the Board in such manner and at such times as the Committee and the Board deem appropriate. Such report shall include the Committee’s conclusions with respect to its evaluation of the independent auditors and its recommendation to the Board on the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

15. Audit Committee Report.  The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company’s proxy statement relating to the Company’s annual meeting of shareholders.

16. General.  The Committee will perform its duties and responsibilities in accordance with the Company’s certificate of incorporation and by-laws, any delegated authority from the Board, and applicable laws, rules and regulations.

MEETINGS

The Committee will meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting. The Committee may also take any action permitted under this Charter by unanimous written consent. A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s certificate of incorporation or by-laws.

The Committee may request any officer or employee of the Company, or any representative of the Company’s outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee will meet with the Company’s management, the internal auditors and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believes should be discussed privately.

RESOURCES AND AUTHORITY

The Committee will have appropriate resources and authority to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation (a) to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and (b) to any advisors retained by the Committee to assist it in carrying out its responsibilities.

ANNUAL REVIEW

At least annually, the Committee will (i) review this Charter with the Board and recommend any changes to the Board, and (ii) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

APPENDIX B

COMPENSATION COMMITTEE CHARTER

Pursuant to Section 607.0825 of the Florida Statutes and Article III, Section I. of the Bylaws of ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions (the “Company”), there shall be a committee of the Board of Directors to be known as the Compensation Committee, composed of at least two or more Directors. Each member shall be a “non-employee” which is defined under Rule 16B-3(b)(3) the Securities Exchange Act of 1934, as amended, as a director who i)is not currently an officer of employee of the issuer or a parent or subsidiary, ii)has not received compensation for serving as a consultant or in any other non-director capacity or had an interest in any transaction with the issuer or a parent or subsidiary that would exceed the $60,000 threshold for which disclosure would be required under Item (a) of Regulation S-K, or iii) has not been engaged through another party in a business relationship which the issuer which would be dissoluble under Item 404(b) of Regulation S-K. The Compensation Committee shall otherwise be in compliance with the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, as each may be amended.

The Compensation Committee will provide assistance to the Board of Directors in fulfilling its responsibilities relating to compensation paid to officers and employees, including the adoption of compensation programs by the Company and take action on behalf of the Company with respect to certain matters when empowered to do so hereby or by the Board of Directors in particular cases.

In the discharge of its function, the Compensation Committee will:

1. Review and make recommendations to the Board of Directors with respect to employment arrangements between the Chief Executive Officer and the Company including the compensation of the Chief Executive Officer.

2. Review recommendations by the Chief Executive Officer and review and approve employment arrangements between the Company and its officers and employees, other than the Chief Executive Officer, who receive $100,000 in total annual compensation.

3. Review and make recommendations to the Board of Directors with respect to compensation plans which may be adopted by the Company.

4. Administer the Company’s Stock Option Plans (“Plans”). The Compensation Committee will grant awards under the Plans, determine the individuals to whom and the time or times at which awards may be granted, determine the terms and conditions of any award granted, and exercise such additional powers as are delegated to it by the terms of the Plans. The Committee may also grant awards without a written plan in the same manner to the extent allowed by law.

5. Act on behalf of the Company with respect to other matters involving the compensation of employees when empowered to do so by the Board of Directors in particular cases.

The Compensation Committee may elect a Chairman from among its members, absent the designation of such chairman by the Board of Directors.

Minutes shall be kept of the proceedings of the Compensation Committee which shall be submitted to the Board of Directors of the Company.

B-1

APPENDIX C

2002 STOCK OPTION PLAN, AS AMENDED

PROXYMED, INC.

2002 STOCK OPTION PLAN

as restated effective April 18, 2006

1.	Purpose of the Plan

The purpose of this Plan is to further the growth of ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions, a Florida corporation, and its subsidiaries (the “Company”) by offering an incentive to officers, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company, through additional ownership of its common stock.

2.	Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

a) “Board of Directors” means the Board of Directors of the Company.

b) “Change of Control” means any of the following events:

i) an acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person (as defined in the Exchange Act of 1934, as amended (the “1934 Act”) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of two-thirds (2/3) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Subsidiary”), (y) the Company or any Subsidiary, or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).

ii) the individuals who, as of the date this Plan is approved by the Company’s Board of Directors (the “Board”), are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company’s stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a “proxy contest”), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or

iii) approval by stockholders of the Company of:

a) a merger, consolidation or reorganization involving the Company, unless

(1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the “Surviving

Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board;

(3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then-outstanding Voting Securities; and

(4) a transaction described in clauses (1) through (3) shall herein be referred to as a “Non-Control Transaction”.

b) a complete liquidation or dissolution of the Company; or

c) an agreement for the sale or other disposition of all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

c) “Code” means the Internal Revenue Code of 1986, as amended.

d) “Committee” means the Compensation Committee or similar committee of the Board of Directors.

e) “Common Stock” means the common stock, par value $.001 per share, of the Company.

f) “Corporate Transaction” means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company’s capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

g) “Date of Grant” means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

h) “Employee” means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or consultant of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

i) “Exercise Price” means the price per share which must be paid upon exercise of an Option in cash or property or a combination of both.

j) “Fair Market Value” means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

k) “Incentive Stock Option” means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

l) “Non-Qualified Option” means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.

m) “Option” means any option granted pursuant to this Plan.

n) “Publicly Traded” means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

o) “Retirement” means a Termination of Employment by reason of an Employee’s retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

p) “Termination of Employment” means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

q) “Total Disability” means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company’s choosing.

3.	Effective Date of the Plan

The “effective date” of this Plan is May 22, 2002. The restatement date of this Plan is April 18, 2006 (the “Restatement Date”). Prior to the Restatement Date, the Company had in effect the following option plans: the 1993 Stock Option Plan, the 1995 Stock Option Plan, the 1997 Stock Option Plan, the 1999 Stock Option Plan, the 2000 Stock Option Plan, the 2000 1/2 Stock Option Plan, the 2001 Stock Option Plan (collectively, the “Prior Plans”). Effective on the Restatement Date, all of the Prior Plans will terminate and no new awards will be granted under the Prior Plans, although awards granted under such plans and still outstanding will continue to be subject to all the terms and conditions of such plans.

4.	Administration of the Plan

Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member’s willful misconduct.

5.	The Committee

The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

6.	Stock Subject to the Plan

a) Share Reserve.  The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is One Million Six Hundred Fifty Thousand (1,650,000) shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

b) Addition of Shares from Prior Plans.  In addition to the shares reserved for issuance under Section 6(a), Two Hundred Seventy Thousand, One Hundred and Thirty-Two (270,132) shares of Common Stock, which represents the aggregate number of shares reserved for issuance under the Prior Plans but which are not subject to any outstanding awards under such plans as of the Restatement Date, shall also be available for issuance pursuant to Options granted under this Plan. Further, after the Restatement Date, if any shares subject to awards granted under the Prior Plans would again become available for new grants under the terms of such plans if such plans were still in effect (without regard to any termination provisions thereof), then those shares will be available for the purpose of granting Options under this Plan, thereby increasing the number of shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such shares will not be available for future awards under the terms of the Prior Plans, all of are terminated on the Restatement Date.

7.	Persons Eligible to Receive Options

Options may be granted only to Employees, as defined in Section 2(h) above.

8.	Grants of Options

a) In General.  Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option’s having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option’s having not been exercised in whole or in part.

9.	Option Provisions

a) Exercise Price.  The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

b) Term.  The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.

c) Manner of Exercise.  An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation. The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

d) Delivery of Stock Certificates.  As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person’s name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

e) Vesting of Options.  Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall “vest” at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.

f) Non-Transferability of Options.  During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Compensation Committee shall otherwise determine, whether at the time the option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee, and except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

g) Retirement of Holder of Option.  If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, “the end of the twelve (12) month period” for the words “the end of the three (3) month period” in the immediately preceding sentence.

h) Total Disability of Holder of Option.  If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

i) Death of Holder of Option.  If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three (3) months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within twelve (12) months following the date of his or her Retirement), or (iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

j) Termination of Employment Other Than for Retirement, Death or Disability.  Unless the Committee or the Board of Directors states otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

k) Stock Option Agreement.  As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit “A” attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

l) Registration of Plan.  Upon a Change of Control, the Company agrees to use its best efforts to cause the Plan to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligations to register the Plan unless directed to do so by the Board of the Company based on the Company’s best interests.

10.	Special Provisions Relating to Incentive Stock Options

No Incentive Stock Option may be granted pursuant to this Plan after ten (10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant; and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

11.	Recapitalization

a) In General.  If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

b) Corporate Transactions.  If, as a result of a Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. the Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

12.	Rights of Option Holder

a) Stockholder.  The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

b) Employment.  Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

13.	Laws and Regulations

The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

14.	Withholding of Taxes

a) In General.  In addition to the requirement set forth in Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.

b) Withholding of Taxes.  If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

15.	Reservation of Shares

The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

16.	Amendment of the Plan

The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder’s rights pursuant to that Option.

17.	Termination of the Plan

The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

EXHIBIT “A”

STOCK OPTION AGREEMENT

This Agreement is made as of          , 20  , by and between PROXYMED, INC. d/b/a MedAvant Healthcare Solutions (the “Company”) and          , who is an employee, officer or director of the Company or one of its subsidiaries (the “Employee”).

WHEREAS, the Employee is a valuable and trusted employee, officer or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the “Option Right”) to purchase shares of the Company’s common stock, $.001 par value (the “Option Stock”), in accordance with the PROXYMED, INC. 2002 Stock Option Plan (the “Plan”).

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1. Definitions.  All terms not defined herein and defined in the Plan shall be given the meaning expressed in the Plan.

2. Grant of Option.  The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the “Option Price”), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule

3. Time of Exercise of Option.  The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Paragraph 6, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise in the Plan.

4. Vesting of Option Right.  The Option Right shall vest as provided in Schedule I.

5. Method of Exercise.  The Option Right shall be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check, plus a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee.

Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

6. Termination of Employment.  The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.

7. Restrictions on Certain Resales.  The shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.

Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such other laws prior to resale of such shares.

The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

8. Reclassification, Merger, etc.  The rights and obligations of the Company and the Employee as a result of the transactions specified in Section 11 of the Plan shall be as provided therein.

9. Rights Prior to Exercise of Option.  This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Option Stock until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

10. Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11. Discrepancies.  If there appears to be any discrepancies between this Agreement and the Plan, they shall be interpreted and determined by the terms and conditions of the Plan.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

PROXYMED, INC.

By: _ _	By: _ _
John Lettko, Chief Executive Officer	Secretary

I hereby accept the stock option right offered to me by the Company, as set forth in this Stock Option Agreement dated as of          , 20  , and Schedule I which is attached thereto.

Accepted by:

Employee:

Employee Signature

Date

SCHEDULE I

The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. 2002 Stock Option Agreement to which this Schedule is attached.

1.	Name of Employee, Officer or Director:

2.	Address:

3.	Social Security Number: _ _

4.	Number of Shares:

5.	Exercise Price: $ per share [closing price at close of business on ]

6.	Type of Option (check one):

☐ Incentive Stock Option

☐ Non-Qualified Stock Option

7.	Number of Shares	Date Vested	Termination Date

REFERENCE IS MADE TO THE 2002 STOCK OPTION PLAN FOR CERTAIN EVENTS SUCH AS DEATH, DISABILITY, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT THAT CAUSE THESE OPTIONS TO EXPIRE PRIOR TO THE TERMINATION DATE SET FORTH ABOVE.

SCHEDULE II

NOTICE OF EXERCISE

I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. 2002 STOCK OPTION PLAN. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

1.	Name of Employee, Officer or Director:

2.	Address:

3.	Social Security Number:

4.	Number of Shares Being Exercised on This Date:

5.	Exercise Price: $ per share

6.	Manner of Payment:
Check (amount enclosed: $ )

Employee Signature

DATE: _ _

Signature Guarantee:

APPENDIX D

2006 OUTSIDE DIRECTOR STOCK OPTION PLAN

PROXYMED, INC.
OUTSIDE DIRECTOR STOCK OPTION PLAN

1.	Purpose of the Plan

The purpose of this plan (the “Plan”) is to further the growth of ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions, a Florida corporation (the “Company”), by offering an incentive to outside directors to join and continue to serve on the Company’s Board of Directors.

2.	Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

a) “Board of Directors” means the Board of Directors of the Company.

b) “Change of Control” means any of the following events:

i) an acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person (as defined in the Exchange Act of 1934, as amended (the “1934 Act”)) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Subsidiary”), (y) the Company or any Subsidiary, (z) any Person in connection with a Non-Control Transaction (as hereinafter defined) or (aa) a Person invited to acquire such Voting Securities by the Company’s Incumbent Board (as hereinafter defined) immediately prior to such invitation.

ii) the individuals who, as of the date this Plan is approved by the Company’s Board of Directors (the “Board”), are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company’s stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a “proxy contest”), including by reason of any agreement intended to avoid or settle any election contest or proxy contest;

iii) consummation of:

a) a merger, consolidation or reorganization involving the Company, unless

(1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the “Surviving

Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board; and

(3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then-outstanding Voting Securities;

(4) a transaction described in clauses (1) through (3) shall herein be referred to as a “Non-Control Transaction”; or

(5) an agreement for the sale or other disposition of all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary); or

iv) approval by stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(c) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a particular provision of the Code shall include any successor provision thereto.

(d) “Committee” means the Compensation Committee of the Board of Directors.

(e) “Common Stock” means the common stock, par value $.001 per share, of the Company.

(f) “Exercise Price” means the price per share which must be paid upon exercise of an Option.

(g) “Fair Market Value” means: i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

(h) “Option” means any option granted pursuant to this Plan. All Options shall be non-qualified stock options.

(i) “Outside Director” means a member of the Board of Directors who is not an employee of the Company or a Subsidiary.

(j) “Publicly Traded” means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

(k) “Securities Act” means the Securities Act of 1933, as amended.

3.	Effective Date of the Plan; Termination of Prior Plan

The “Effective Date” of this Plan is April 18, 2006. This Plan shall become effective on the Effective Date.

Prior to the Effective Date of this Plan, the Company had in effect the ProxyMed, Inc. 1995 Outside Director Stock Option Plan, which was originally effective July 1, 1995 (the “1995 Plan”). Upon shareholder approval of this Plan, the 1995 Plan will terminate and no new awards will be granted under the 1995 Plan, although awards granted under such plan and still outstanding will continue to be subject to all of the terms and conditions of such plan.

4.	Administration of the Plan

The Plan is generally intended to be self-governing. Notwithstanding the foregoing, the Committee shall be responsible for the administration of this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this Section shall be conclusive. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member’s willful misconduct.

5.	Stock Subject to the Plan

a) Share Reserve.  The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is Three Hundred Thousand (300,000) shares, plus the number of shares described in subsection (b). The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires, terminates or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

b) Addition of Shares from Prior Plan.  In addition to the shares reserved for issuance under Section 5(a), Fifteen Thousand Two Hundred and Fifty (15,250) shares of Common Stock, which represents the number of shares reserved for issuance under the 1995 Plan but which are not subject to any outstanding options under such plan as of the Effective Date, shall also be available for issuance pursuant to Options granted under this Plan. Further, after the Effective Date, if any shares subject to options granted under the 1995 Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those shares will be available for the purpose of granting Options under this Plan, thereby increasing the number of shares available for issuance under this Plan as determined under the first sentence of Section 5(a). Any such shares will not be available for future awards under the terms of the 1995 Plan, which plan is terminated on the Effective Date.

6.	Persons Eligible to Receive Options

Options may be granted only to Outside Directors of the Company, as defined in Section 2 above.

7.	Grants of Options

a) On the Effective Date of this Plan, each Outside Director shall receive an Option for fourteen thousand (14,000) shares.

b) On the date of each annual shareholders meeting, each Outside Director shall receive an Option for fourteen thousand (14,000) shares.

c) On the date an Outside Director is first elected to the Board of Directors, the Outside Director shall receive an Option for fourteen thousand (14,000) shares.

d) The Committee shall have discretion to grant additional Options to Outside Directors at such time as the Committee determines. The Committee shall determine the number of shares of Common Stock to be subject to each such Option.

8.	Option Provisions

a) Exercise Price.  The Exercise Price of each Option shall equal the Fair Market Value of a share of Common Stock on the date of grant of the Option.

b) Term.  The term of each Option shall be ten (10) years from the date of grant of the Option.

c) Manner of Exercise.  An Outside Director may exercise an Option that has vested, in whole or in part at any time, or from time to time, prior to expiration of its term. An Outside Director shall exercise the Option by providing notice of exercise to the Company, accompanied by payment of the Exercise Price for the number of shares being purchased. The Exercise Price may be paid in cash, property (including Common Stock) or a combination of both cash and property, or if an appropriate registration statement has been filed under the Securities Act, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Common Stock being exercise and deliver the sale or margin loan proceeds to the Company to pay the Exercise Price; provided that the Committee may require that any shares of the Common Stock tendered as payment of the Exercise Price have been held for at least six (6) months or purchased on the open market if necessary for the Company to preserve favorable accounting treatment.

d) Delivery of Stock Certificates.  As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Outside Director (or such person entitled to exercise the Option after the Outside Director’s death) who exercises the Option certificates, registered in that person’s name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act, each certificate may bear a legend to indicate that the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

e) Vesting of Options.  Options granted hereunder to Outside Directors shall vest and become exercisable in one-third increments on each of the first three anniversaries of the Option’s grant date. If an Outside Director ceases to serve on the Board, the Options shall continue to vest after such cessation of service, except as provided in subsection (h). Notwithstanding the foregoing, upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan shall vest upon such Change of Control.

f) Restrictions on Transfer of Stock.  Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture for any reason whatsoever. Notwithstanding any of the foregoing, however, the Company may impose such restrictions on any shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

g) Non-Transferability of Options.  During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Compensation Committee shall otherwise determine, whether at the time the Option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection. In the event of the Outside Director’s death, the person(s) acquiring the Option pursuant to will or the laws of decent and distribution must prove to the satisfaction of the Company his or her entitlement to so exercise the Option, and may exercise the Option following the Outside Director’s death to the same extent as if the person were the Outside Director.

h) Dismissal for Cause.  If an Outside Director is no longer serving on the Board of Directors of the Company as a result of dismissal for commission of a felony or fraud against the Company or its Subsidiaries, the Outside Director’s Options shall be immediately terminated as of the date of such dismissal. If an Option exercise is pending as of the date of such dismissal, the exercise shall be rescinded and the Exercise Price returned to the Outside Director.

i) Stock Option Agreement.  As promptly as practicable after an Outside Director is granted an Option pursuant to this Plan, the Committee shall send the Outside Director a document setting forth the terms and conditions of the grant. Each Option granted pursuant to this Plan shall set forth all terms and conditions relating to the exercise thereof.

9.	Recapitalization

If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: i) the number of shares of Common Stock issuable on the exercise of each outstanding Option (whether or not then vested) and the Exercise Price for such Option shall be adjusted in the manner specified in Code Section 409A; and ii) the number of shares of Common Stock reserved for issuance under this Plan shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

10.	Rights of Option Holder

The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

11.	Laws and Regulations

The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Outside Director to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

12.	Taxes

Outside Directors shall consult their own legal and tax experts with respect to the legal and tax aspects of the Options.

13.	Reservation of Shares

The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

14.	Amendment of the Plan

The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, no modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether or not then vested), adversely affect the holder’s rights pursuant to that Option; provided that the Board of Directors may amend an Option without the holder’s consent if needed for the Company or Option to comply with applicable law or as necessary for the Company to obtain favorable accounting treatment with respect to the Option. Notwithstanding the foregoing, the Board of Directors will not increase the share reserve specified in Section 5 nor authorize an decrease in the Exercise Price of any Option (other than as permitted by Section 9) unless approved by the Company’s shareholders.

15.	Termination of the Plan

The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

16.	Governing Law

This Plan, all Options granted under this Plan, and any award agreement made pursuant to this Plan shall be governed by the laws of the State of Florida, without reference to conflict of law principles thereof.